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                                                                    EXHIBIT 10.9



            PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS


            THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of December 22, 1997, by and between MATTERHORN USA, INC., a Delaware corporation ("Seller"), and ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Purchaser").

            In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                       1.
                                PURCHASE AND SALE

            Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "Property"):

                   (a) Land. That certain tract of land (the "Land") located in the City of Beverly Hills, Los Angeles County, California, being more particularly described on Exhibit A attached hereto.

                   (b) Easements. All easements, if any, benefiting the Land or the Improvements (as hereinafter defined).

                   (c) Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

                   (d) Improvements. All improvements and related amenities (the
            "Improvements") in and on the Land.

                   (e) Leases. All leases (the "Leases") of space in the
            Improvements shown on the Rent Roll attached as Exhibit J hereto (the "Rent Roll") or entered into after the date of this Agreement with the approval of Purchaser and all tenant security deposits held by Seller on the Closing Date (as hereinafter defined).

                   (f) Tangible Personal Property. All appliances, fixtures,
            equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements (the "Tangible Personal Property").

                   (g) Contracts. To the extent assignable without the consent of third parties, the Contracts (as hereinafter defined).


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                   (h) Intangible Property. To the extent assignable, at no cost or expense to Seller and without the consent of third parties, all intangible property (the "Intangible Property"), if any, owned by Seller and pertaining to the Land, the Improvements or the Tangible Personal Property including, without limitation, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans.

                                       2.
                                 PURCHASE PRICE

            The purchase price (the "Purchase Price") for the Property shall be SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000) and shall be paid in cash by Purchaser to Seller at the Closing (as hereinafter defined) by wire transfer in accordance with wire transfer instructions to be provided by Seller.

                                       3.
                                  EARNEST MONEY

            Seller hereby acknowledges receipt from Purchaser of a cashier's check in the amount of ONE MILLION DOLLARS ($1,000,000) payable to Title Company (as hereinafter defined). Purchaser shall deliver into escrow with Title Company within one (1) business day after the date a fully executed copy of this Agreement, together with the cashier's check, is delivered to Title Company by Seller, by wire transfer in accordance with wire transfer instructions provided by Title Company, the amount of NINE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($950,000) (which amount wired, and the amount of such cashier's check, together with all interest accrued thereon, if any, is herein called the "Earnest Money") to be invested by Title Company in an interest-bearing account as Purchaser and Seller shall direct. Seller shall have the option of terminating this Agreement if the full amount of Earnest Money is not delivered to Title Company as prescribed in this Section 3. Purchaser agrees to promptly deliver or cause Title Company to deliver to Seller written acknowledgment by Title Company that the executed copy of this Agreement and the Earnest Money have been received by and are being held by Title Company pursuant to the terms of this Agreement. If the sale of the Property is consummated under this Agreement, the Earnest Money shall be applied to the payment of the Purchase Price at Closing. If Purchaser timely terminates this Agreement in accordance with any right to terminate granted to Purchaser by the terms of this Agreement, the Earnest Money, less any cancellation fees and costs of Title Company, shall be promptly returned to Purchaser, and no party hereto shall have any further obligations under this Agreement, except for such obligations which by their terms expressly survive the termination of this Agreement (the "Surviving Obligations"). Purchaser agrees to deliver to Seller copies of all Reports (as hereinafter defined) at the time the notice to terminate this Agreement is given. The obligation to deliver the Reports shall survive the termination of this Agreement.



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                                       4.
                           DOCUMENTS; REPRESENTATIONS

            4.1 Documents. Purchaser hereby acknowledges that Seller has made various documents including, without limitation, the following documents available for review by Purchaser and that Purchaser has reviewed and approved same:

                   (a) Title Commitment. A preliminary title report or title
            commitment for an owner's policy of title insurance (the "Title Commitment") with respect to the Property, issued by Title Company, and legible copies of any restrictive covenants, easements and other items listed as title exceptions therein.

                   (b) Survey. A current as-built survey of the Property (the
            "Survey") showing the location of all of the Improvements, prepared by a licensed surveyor.

                   (c) Engineering Reports. Engineering and/or architectural
            reports relating to the structure and building systems of the Improvements.

                   (d) Earthquake Guide. A copy of the Commercial Property
            Owner's Guide to Earthquake Safety (as described in California Business and Professions Code Section 10147), receipt of which copy is hereby acknowledged by Purchaser.

                   (e) Contracts. Copies of all contracts pertaining to the
            Property, and not cancelable on thirty (30) days' notice without penalty or premium (the "Contracts") including, but not limited to, management contracts, service contracts, equipment leases and maintenance contracts, to the extent in the possession of Seller.

                   (f) Rent Roll. A rent roll describing all Leases of space in the Improvements as of the last month Seller has received such information from the property manager of the Property; provided, however, that, except as may hereafter be expressly provided, at no time shall Seller be deemed to have made any representation or warranty with respect to the accuracy, validity or correctness of the information contained in such rent roll.

                   (g) Leases. Copies of the Leases shown on the Rent Roll.

                   (h) Phase I and Phase II. A Phase I environmental inspection report and a Phase II environmental inspection report relating to the Property.

                   (i) ACM Notice. A notice from Seller to Purchaser,
            substantially in the form attached hereto as Exhibit C (the "ACM Notice").

            4.2 Inspection. Purchaser has inspected and tested (a) the Property,
(b) all financial records pertaining to the operation of the Property, and (c) photocopies of all Leases and Contracts in the possession of Seller. Any further right of inspection or testing by Purchaser shall be subject to the prior written consent of Seller, which may be withheld in Seller's sole


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discretion; provided, however, that Purchaser's obligations under this Agreement shall not be subject to its approval of or satisfaction with such inspection or testing or the results thereof, and Seller shall have no obligation to take any steps, bring any action or proceeding, or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have under this Agreement. In any event, Seller and its representatives, agents and/or contractors shall have the right to be present during any such inspection or testing. Any and all information heretofore or hereafter provided by Seller to Purchaser or obtained by Purchaser relating to the Property including, without limitation, any environmental assessment or audit (collectively, the "Reports") shall be treated as confidential information by Purchaser, and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information. Purchaser shall restore the Property to its condition existing immediately prior to Purchaser's inspection or testing thereof, and Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any such inspection or testing, whether occasioned by the acts of Purchaser or any of its employees, agents, representatives or contractors. Purchaser shall protect, indemnify, defend and hold the Property, Seller and GE Capital Realty Group, Inc. and their respective officers, directors, shareholders, participants, affiliates, employees, representatives, invitees, agents and contractors free and harmless from and against any and all claims, damages, liens, stop notices, liabilities, losses, costs and expenses, including reasonable attorneys' fees and court costs (collectively, "Liabilities"), resulting from Purchaser's inspection and testing of the Property including, without limitation, repairing any and all damages to any portion of the Property, arising out of or related (directly or indirectly) to Purchaser's conducting of such inspections, tests and studies, even if such Liabilities are caused by the concurrent negligence of Seller. Purchaser shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Purchaser's right of inspection and the activities contemplated by this Section 4.2. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

            4.3 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that (a) Purchaser is an entity of the type indicated in the opening paragraph hereof, is duly organized and in good standing under the laws of the state of its formation, is qualified to do business in the State of California, and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement; and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or shall result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, or any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets, is bound; and (c) neither Purchaser nor any partner, related entity or affiliate of Purchaser is in any way affiliated with MIF Gen-Par L.P., MIF Sponsor, Inc., JE Robert Company, Goldman Sachs & Co., GE Capital Realty Group, Inc., General Electric Capital Corporation, General Electric Realty Advisors, Inc., General Electric Company or any affiliate of General Electric Company; and (d) that, with respect to each source of funds to be used by it to purchase the Property (respectively, the "Source"), at least one of the following statements shall be accurate as of the Closing Date: (i) the Source does



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not include the assets of (A) an "employee benefit plan" as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or (B) a "plan" as defined in
Section 4975(a) of the Internal Revenue Code of 1986, as amended ("Code"), or
(ii) the Source includes the assets of (A) an "employee benefit plan" as defined in Section 3(3) of ERISA or (B) a "plan" as defined in Section 4975(a) of the Code (each of which has been identified to the Seller in writing pursuant to this Section 4.3 at least ten (10) business days prior to the Closing Date), but the use of such Source to purchase the Property shall not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code; and (e) Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks relating to its purchase of the Property and making an informed purchase and investment decision in connection therewith; and (f) Purchaser has made such examination, review and investigation of the facts and circumstances necessary to evaluate the Property as it has deemed necessary or appropriate to form a basis for its evaluation of a purchase of the Property; and (g) Purchaser acknowledges that Purchaser has the financial wherewithal to purchase and own the Property. The Purchaser's representations and warranties set forth in this Section 4.3 shall survive the Closing and delivery of the Deed (as hereinafter defined) or termination of this Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, and Purchaser's failure to notify Seller in writing prior to the Closing Date of any inaccuracies shall be a default by Purchaser under this Agreement.

            4.4 Seller's Representations and Warranties. Seller makes the following representations and warranties to Purchaser, upon which warranties and representations Purchaser has relied and shall continue to rely:

                   (a) Seller has the full right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement;

                   (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or shall result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Seller is a party or by which Seller or any asset of Seller is bound;

                   (c) Based solely on the current actual knowledge of Mark
            Williams of G.E. Capital Realty Group, the asset manager of the Property, and Catherine Atkins of Tooley & Company, the property manager of the Property, without investigation or inquiry by, or personal liability on the part of, such individuals or such employers.

                          (1) There are no leases or other agreements for the
                   use or occupancy of the Improvements or the Land, including but not limited to storage agreements, telecommunications license agreements and parking agreements, which shall affect or be obligations of Purchaser or the Property or any portion thereof following the Closing, except the agreements shown




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                   on the Rent Roll with the tenants shown thereon
                   (individually, a "Tenant") or hereafter entered into with the approval of Purchaser. The Rent Roll is true, correct, accurate and complete in all material respects. The Leases executed by Seller have been duly authorized and executed by Seller as the landlord thereunder. Neither Seller's interest in the Leases nor any of the rentals or other sums due or to become due under the Leases shall, as of the Closing, be assigned to any third party. True and correct copies of the Leases and all amendments, guaranties and other documents relating thereto, as shown on the Rent Roll, have been delivered or made available to Purchaser. The past due rent with respect to the Leases is listed in the schedule attached as Exhibit I hereto.

                          (2) Except as set forth on Exhibits H-1, H-2 and H-3,
                   there are no broker's commissions or finder's fees payable in connection with the Leases or any extension of the Leases, increases in rent under the Leases, or expansion of any existing premises being leased pursuant to the Leases.

                          (3) Except as set forth on Exhibits H-1, H-2 and H-3,
                   there are no outstanding obligations of Seller to make any tenant improvements to any premises under any of the Leases or to pay any tenant improvement allowance to any tenant thereunder.

                          (4) There are no service contracts, art contracts,
                   leasing listing agreements, landscaping contracts, equipment leases, maintenance agreements, management agreements, open purchase orders and other contracts for the provision of labor, services, materials or supplies to or for the benefit of the Property which are not cancelable on thirty (30) days' notice without penalty or premium, other than the contracts shown on the Schedule of Contracts attached as Exhibit K hereto or hereafter entered into with the approval of Purchaser, which approval shall not be unreasonably withheld or delayed. No parties to said contracts are in material default thereunder. True and correct copies of said contracts have been delivered or made available to Purchaser.

                          (5) There is no pending or threatened litigation
                   against Seller relating to the Property or any portion thereof, other than that certain lawsuit filed by Casandra Boston against Seller, Purchaser and other defendants based on a claim that Ms. Boston was injured by an elevator door(s), which lawsuit is being defended by the liability insurance carrier for the Improvements.

                          (6) Seller has not been notified in writing by any
                   governmental authority that the Property is in violation of or is being investigated respecting the violation of any federal, state or local law, ordinance or regulation, including but not limited to those relating to industrial hygiene or to the environmental conditions on, under or about the Property, including but not limited to soil and groundwater condition.



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            Notwithstanding any contrary provision in this Agreement, Seller's representations, warranties and covenants (including, without limitation, any indemnification obligation of Seller) in this Agreement and in any estoppel certificate executed and delivered by Seller shall survive the Closing for a period of only six (6) months, and Seller's liability for any and all breaches thereof shall not exceed ONE MILLION AND NO/100 DOLLARS ($1,000,000) in the aggregate.

            4.5 Defective Condition Extension; Termination. The obligations of Seller hereunder are subject to and contingent upon the following. In the event that subsequent to the execution of this Agreement, Seller obtains knowledge of either (i) the presence of a material amount of any Hazardous Materials (as hereinafter defined) or the material violation or potential violation of any Environmental Requirements (as hereinafter defined) or (ii) any material structural or other defect in the Improvements, whether or not in violation of any applicable law, ordinance, code, regulation or decree of any governmental authority having jurisdiction over the Property, which Seller, in its sole judgment, determines could constitute a potential liability to Seller after the Closing or should be remedied prior to the sale of the Property, Seller shall have the right, in its sole discretion, upon written notice to Purchaser on or before the scheduled Closing Date, (i) to extend the Closing Date for the period of time necessary to complete such remediation at Seller's sole cost and expense, or (ii) to terminate this Agreement upon written notice to Purchaser, in which event the Earnest Money shall be refunded to Purchaser and neither party shall have any further right or obligation hereunder other than the Surviving Obligations. The terms of this Section 4.5 are solely for the benefit of Seller, and Purchaser shall have no additional right or remedy hereunder as a result of the exercise by Seller of its rights under this Section.

                                       5.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                    ACCEPTANCE OF PROPERTY; RELEASE OF SELLER

            5.1 Disclaimer. PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) ANY INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY (PURCHASER AFFIRMING THAT PURCHASER HAS NOT RELIED ON SELLER'S SKILL OR JUDGMENT TO SELECT OF FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE




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PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE); (F) THE MANNER OR QUALITY OF THE
CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; (H) COMPLIANCE WITH ANY ENVIRONMENTAL REQUIREMENTS, ENVIRONMENTAL REQUIREMENTS, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR OTHER REQUIREMENTS INCLUDING THE EXISTENCE IN, ON, UNDER OR IN THE VICINITY OF THE PROPERTY OF HAZARDOUS MATERIALS; (I) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT; (J) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRICITY; (K) USAGES OF ANY ADJOINING PROPERTY; (L) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF; (M) THE VALUE, COMPLIANCE WITH PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, DURABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF; (N) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS; (O) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS; (P) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE LAND OR IMPROVEMENTS; (Q) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY; (R) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY; OR (S) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT ALL ASPECTS OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, ALL PHYSICAL AND FINANCIAL ASPECTS OF THE PROPERTY, PURCHASER IS, EXCEPT FOR THE WARRANTIES, REPRESENTATIONS AND COVENANTS OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT, RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER (INCLUDING, IF APPLICABLE, WITHOUT LIMITATION, THE ACM NOTICE) AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND, EXCEPT AS MAY HEREAFTER BE EXPRESSLY PROVIDED, WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY




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HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES
THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. SELLER SHALL NOT BE LIABLE FOR ANY NEGLIGENT MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE PROPERTY NOR SHALL SELLER BE LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY SELLER OR ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS-IS, WHERE-IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING AND THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. PURCHASER HEREBY AGREES TO INDEMNIFY, PROTECT, DEFEND, SAVE AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL DEBTS, DUTIES, OBLIGATIONS, LIABILITIES, SUITS, CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES AND COURT COSTS) IN ANY WAY RELATING TO, OR IN CONNECTION WITH OR ARISING OUT OF, PURCHASER'S INSPECTION, ACQUISITION, OWNERSHIP, LEASING, USE, OPERATION, MAINTENANCE AND MANAGEMENT OF THE PROPERTY. THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

            5.2 Hazardous Materials. "Hazardous Materials" shall mean any substance which is or contains any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA") or regulations promulgated under RCRA; any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.); gasoline, diesel fuel or other petroleum hydrocarbons; asbestos and asbestos-containing materials, in any form, whether friable or non-friable; polychlorinated biphenyls; radon gas; and any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.



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            5.3 Environmental Requirements. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders and decrees, now or hereafter enacted, promulgated or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources or the environment or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

            5.4 PURCHASER'S WAIVER AND RELEASE. AS PART OF PURCHASER'S AGREEMENT TO PURCHASE AND ACCEPT THE PROPERTY "AS-IS, WHERE-IS", AND NOT AS A LIMITATION ON SUCH AGREEMENT, PURCHASER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL ACTUAL OR POTENTIAL RIGHTS PURCHASER MIGHT HAVE REGARDING ANY FORM OF WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR TYPE, RELATING TO THE PROPERTY OR ANY OF THE MATTERS REFERRED TO IN SECTION 5.1 ABOVE (SUCH WARRANTY AND MATTERS ARE HEREINAFTER REFERRED TO AS THE "PROPERTY CONDITION"). SUCH WAIVER IS ABSOLUTE, COMPLETE, TOTAL AND UNLIMITED IN ANY WAY. SUCH WAIVER INCLUDES, BUT IS NOT LIMITED TO, A WAIVER OF EXPRESS WARRANTIES, IMPLIED WARRANTIES, WARRANTIES OF FITNESS FOR A PARTICULAR USE, WARRANTIES OF MERCHANTABILITY, WARRANTIES OF HABITABILITY, STRICT LIABILITY RIGHTS, AND CLAIMS, LIABILITIES, DEMANDS OR CAUSES OF ACTION OF EVERY KIND AND TYPE, WHETHER STATUTORY, CONTRACTUAL OR UNDER TORT PRINCIPLES, AT LAW OR IN EQUITY INCLUDING, BUT NOT LIMITED TO, CLAIMS REGARDING DEFECTS WHICH MIGHT HAVE BEEN DISCOVERABLE, CLAIMS REGARDING DEFECTS WHICH WERE NOT OR ARE NOT DISCOVERABLE, PRODUCT LIABILITY CLAIMS, PRODUCT LIABILITY TYPE CLAIMS, ALL OTHER EXTANT OR LATER CREATED OR CONCEIVED OF STRICT LIABILITY OR STRICT LIABILITY TYPE CLAIMS AND RIGHTS, AND ANY CLAIMS UNDER CERCLA OR OTHER ENVIRONMENTAL REQUIREMENTS. NOTWITHSTANDING THE FOREGOING, SELLER SHALL ASSIGN TO PURCHASER ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO ALL EXISTING ASSIGNABLE MANUFACTURERS' WARRANTIES AFFECTING PERSONAL PROPERTY INSTALLED IN OR ON THE PROPERTY, IF ANY, BUT SELLER SHALL HAVE NO INDEPENDENT DUTIES WITH REGARD TO SAME. EFFECTIVE UPON THE CLOSING DATE, AND TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER HEREBY RELEASES, DISCHARGES AND FOREVER ACQUITS SELLER AND EVERY ENTITY AFFILIATED WITH SELLER, ITS PARTNERS, ASSET MANAGERS, SUBASSET MANAGERS, PROPERTY MANAGERS AND ALL OF THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, PARTNERS AND INDEPENDENT CONTRACTORS AND THE SUCCESSOR OF EACH AND EVERY ONE OF THEM FROM ALL DEMANDS, CLAIMS, LIABILITIES, OBLIGATIONS, COSTS AND EXPENSES WHICH PURCHASER MAY SUFFER OR INCUR RELATING TO THE PROPERTY CONDITION OR ANY OTHER ASPECT OF THE PROPERTY, EXCEPT FOR CLAIMS BASED UPON ANY BREACH OF THE WARRANTIES, REPRESENTATIONS

AND COVENANTS OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT (INCLUDING BUT NOT LIMITED TO ANY INDEMNIFICATION OBLIGATION OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT) AND ANY STATUTORY RIGHTS OF CONTRIBUTION WITH RESPECT TO THE ENVIRONMENTAL CONDITION OF THE PROPERTY. AS PART OF THE PROVISIONS OF THIS
SECTION 5.4, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS INCLUDING, WITHOUT LIMITATION, SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

IN THIS CONNECTION AND TO THE EXTENT PERMITTED BY LAW, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT PURCHASER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND PURCHASER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT PURCHASER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHERS REFERRED TO ABOVE FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS SECTION 5.4. THE PROVISIONS OF THIS SECTION 5.4 ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY PURCHASER IN EXCHANGE FOR SELLER'S PERFORMANCE HEREUNDER. THE PROVISIONS OF THIS SECTION 5.4 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED HEREUNDER OR THE TERMINATION OF THIS AGREEMENT.

            SELLER HAS GIVEN PURCHASER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR PURCHASER AGREEING TO THE PROVISIONS OF THIS SECTION
5.4. SELLER AND PURCHASER HAVE EACH INITIALED THIS SECTION 5.4 TO FURTHER INDICATE THEIR AWARENESS AND ACCEPTANCE OF EACH AND EVERY PROVISION HEREOF.

/s/ VJC                           /s/ KRT
---------------------             ------------------------
Purchaser's Initials              Seller's Initials

                                       6.
                                     CLOSING

            6.1 Closing. Commonwealth Land Title Insurance Company ("Title Company"), with offices located at 655 Third Avenue, New York, New York 10017,
Attention: William Deatly, shall cause the escrow to close (the "Closing") on January 21, 1998 or such other date as to which the parties mutually agree in writing (the "Closing Date").

            6.2 Possession. Possession of the Property shall be delivered to Purchaser at the Closing, subject to the Permitted Encumbrances (as hereinafter defined). The term "Permitted Encumbrances" as used herein means: (i) any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect to the Property that is reflected or addressed on the Survey or the Title Commitment; (ii) the rights and interests of parties claiming under the Leases; (iii) non-delinquent real estate taxes and assessments; and (iv) the standard printed exceptions set forth in the Owner's Policy (as hereinafter defined).

            6.3 Proration. All rents, other amounts payable by the tenants under the Leases, income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated with Seller receiving the benefits and burdens of ownership until the Closing Date.

                   (a) If the Closing shall occur before rents and all other
            amounts payable by the tenants under the Leases and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents and other amounts and other income shall be upon the basis of such rents, other amounts and other income actually received by Seller. Subsequent to the Closing, if any such rents and other income are actually received by Purchaser, all such amounts shall first be applied to post-closing rents due to Purchaser which are past due and the balance shall be immediately paid by Purchaser to Seller. Purchaser shall make a good faith effort and attempt to collect any such rents and other amounts and other income not apportioned at the Closing for the benefit of Seller; provided, however, that Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts. Nothing in this paragraph shall restrict Seller's right to collect delinquent rents directly from a tenant by any legal means. The tenant security deposits held by Seller under the Leases as of the Closing Date shall be credited against the funds due from Purchaser at the Closing.

                   (b) All real estate taxes and assessments with respect to the
            Property for the tax year in which the Closing Date shall occur shall be prorated between Seller and Purchaser in the manner described above in this Section 6.3, based on the latest tax bill available as of the Closing. Subsequent to the Closing, the parties hereto shall prorate as of the Closing (a) any taxes or assessments imposed by supplemental bill not available as of the Closing and levied by reason of any event occurring prior to the Closing, and
            (b) any refund of taxes or assessments granted after the Closing.

                   (c) If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

                   (d) Additional rent for operating costs and taxes
            ("Escalations") owed by tenants shall be prorated as and when collected. If, after Closing, Purchaser shall receive any Escalations which are attributable in whole or in part to any period prior to Closing and which are due Seller under the Lease in question, Purchaser shall within thirty (30) day after receipt remit such amount to Seller. All collections of such Escalations shall be apportioned between Purchaser and Seller based upon the allocation thereof equally over the period for which they are attributable. If, after the Closing, based upon its estimated payments on account of Escalations, any Tenant is or shall be entitled to be reimbursed for the excess of such estimated payments over the Tenant's actual share of Escalations, Seller shall, within thirty (30) days after demand, remit such amount to Purchaser.

Purchaser shall indemnify, protect, defend and hold Seller harmless from and against any and all claims by and liabilities to any third persons for payment of any security deposits or fees for which Purchaser obtains a credit or which Purchaser receives directly from Seller. The agreements of Seller and Purchaser set forth in this Section 6.3 shall survive the Closing.

            6.4 Closing Costs. Except as otherwise expressly provided herein, Seller shall pay, on the Closing Date, one-half (1/2) of any escrow fees and related charges of Title Company, and Purchaser shall pay, on the Closing Date, all title insurance premiums and recording costs and one-half (1/2) of any escrow fees and related charges of Title Company. In addition, Purchaser shall pay, on the Closing Date, all documentary, conveyance, mortgage, transfer and intangible taxes payable in connection with the Deed and the delivery of the other documents provided or contemplated by this Agreement. Except as otherwise provided herein, each party shall pay its own attorneys' fees.

            6.5 Seller's Obligations at the Closing. At the Closing, Seller shall deliver to Purchaser or the Title Company, as applicable, the following:

                   (a) Evidence of Authority. Such organizational and
            authorizing documents of Seller as shall be reasonably required by Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

                   (b) Deed. A Grant Deed (the "Deed") duly executed and
            acknowledged by Seller, conveying all of Seller's right, title and interest in and to the Land and the Improvements to Purchaser in the form attached to this Agreement as Exhibit D.

                   (c) Bill of Sale. A Bill of Sale, Assignment and Assumption
            Agreement in the form attached to this Agreement as Exhibit E (the "Bill of Sale").

                   (d) Foreign Person. A certificate (the "Certification") of
            Seller respecting the "non-foreign" status of Seller in the form set forth in Exhibit F attached hereto or such other form as may be required by Title Company.

                   (e) Escrow Documents. Other documents that may reasonably be required by Title Company to close the escrow in accordance with the terms of this Agreement, provided such documents do not impose upon Seller any additional liability or obligation.

                   (f) Tenant Estoppel Certificates. The tenant estoppel
            certificates required under Section 6.7(b)(2) of this Agreement.

                   (g) Rent Roll. An updated rent roll, which shall be true,
            correct, accurate and complete in all material respects as of the Closing Date, based solely on the then current actual knowledge of Mark Williams of G.E. Capital Realty Group and Catherine Atkins of Tooley & Company, without investigation or inquiry by, or personal liability on the part of, such individuals or such employers.

                   (h) Owner's Affidavit and Mechanic's Lien Indemnity. Any
            Owner's Affidavit required by Title Company, and if it shall be necessary for Purchaser to obtain mechanic's lien coverage in the Owner's Policy, any mechanic's lien indemnity in favor of Title Company and required by Title Company with respect to work in progress and recently completed work on the Property.

                   (i) Leases, Etc. The originals (or best available copies, if no originals are available) of the Leases (including all documents shown on the Rent Roll), the Contracts, the Property records, the plans, specifications and drawings for the Improvements, operating manuals for equipment, the licenses and permits for the Property, construction warranties and guaranties and any and all other documents and instruments in Seller's possession or control relating to the Property, all of which may be delivered by Seller leaving the same in the Property management office.

            6.6 Purchaser's Obligations at the Closing. Not later than one (1) business day prior to the Closing Date, Purchaser shall deposit the following items into escrow with Title Company, each of which shall be duly executed and acknowledged by Purchaser where appropriate:

                   (a) Purchase Price. The Purchase Price by wire transfer of immediately available funds.

                   (b) Lease Expenses. Immediately available funds in an amount equal to the reasonable direct costs and expenses incurred and paid by Seller under any lease (or amendment) of space in the Improvements, entered into after Purchaser's execution hereof with the approval of Purchaser. Said costs and expenses shall be limited to reasonable direct costs and expenses incurred and paid by Seller for tenant improvements, broker's commissions (and finder's fees), and any necessary base building or other capital improvements with respect to such new leases. Notwithstanding any contrary provision in this Agreement, Purchaser shall pay through the escrow in immediately available funds all costs reflected in the schedules attached as Exhibits H-1, H-2 and H-3 hereto, to the extent that the transactions contemplated therein are consummated on the terms set forth therein (or such other terms as may be reasonably acceptable to Purchaser) and such costs are advanced by Seller prior to the Closing; any such costs not so advanced by Seller shall be paid directly by Purchaser after the Closing.

                   (c) Evidence of Authority. Such organizational and
            authorizing documents of Purchaser as shall be reasonably required by Seller and/or Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

                   (d) Taxpayer I.D. Certification. A Taxpayer I.D.
            Certification in the form attached to this Agreement as Exhibit G.

                   (e) Bill of Sale. The Assumption attached to the Bill of
            Sale.

                   (f) ACM Notice. The ACM Notice duly executed by Purchaser.

                   (g) Other Escrow Funds and Documents. All other funds and
            documents as may reasonably be required by Title Company to close the escrow in accordance with this Agreement.

            6.7    Conditions to Closing.

                   (a) Seller's Conditions. In addition to the conditions
            provided in other provisions of this Agreement, Seller's obligations to perform its undertakings provided in this Agreement (including its obligation to sell the Property) are conditioned on the following:

                          (1) Performance by Purchaser. The due performance by
                   Purchaser of each and every undertaking and agreement to be performed by it hereunder (including the delivery to Seller of the items specified to be delivered by Purchaser in
                   Section 6.6 hereof) and the material truth of each representation and warranty made by Purchaser in this Agreement at the time as of which the same is made and as of the Closing Date as if made on and as of the Closing Date.

                          (2) No Bankruptcy or Dissolution. That at no time on
                   or before the Closing Date shall any of the following have occurred with respect to Purchaser or any of the general partners of Purchaser if Purchaser is a partnership: (i) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (ii) the appointment of a trustee or receiver of any property interest; (iii) an assignment for the benefit of creditors; (iv) an attachment, execution or other judicial seizure of a substantial property interest;
                   (v) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (vi) a dissolution or liquidation, death or incapacity.

                   (b) Purchaser's Conditions. Purchaser's obligations to
            perform its undertakings provided in this Agreement (including its obligation to buy the Property) are conditioned on the following:

                          (1) Representations, Warranties and Covenants of
                   Seller. Seller shall have duly and timely performed each and every covenant to be performed by Seller under this Agreement in all material respects.

                          (2) Tenant Estoppel Certificates. Purchaser shall have
                   received from Seller (a) estoppel certificates duly executed by the Tenants in the form of Exhibit B-1 attached hereto and completed in a manner reasonably satisfactory to Purchaser and consistent in all material respects with the information contained in the Rent Roll from all Tenants leasing five thousand (5,000) rentable square feet or more of the Improvements (excluding Purchaser) and from Tenants leasing in the aggregate (with Purchaser) at least seventy percent (70%) of the total leased square footage of the Improvements, or (b) to the extent that such estoppel certificates are not so received from such Tenants, estoppel certificates duly executed by Seller with respect to such Tenants' Leases in the form of Exhibit B-2 attached hereto and completed in a manner reasonably satisfactory to Purchaser and consistent in all material respects with the information contained in the Rent Roll. Within ninety (90) days after the Closing Date, Seller may substitute an estoppel certificate under clause
                   (a) above for any estoppel certificate under clause (b) above, in which event Purchaser shall return the latter and the latter shall be deemed to be of no force or effect. Seller shall request estoppel certificates from all Tenants of space in the Improvements.

                          (3) Owner's Policy. The Title Company shall have
                   issued the Owner's Policy or evidence reasonably satisfactory to Purchaser that the Owner's Policy shall be issued promptly after the Closing.

            6.8 Owner's Policy. Purchaser shall be entitled to Title Company's issuance (subject to the payment of the premium therefor) of an ALTA extended coverage policy of title insurance (10-17-92) (the "Owner's Policy"), naming Purchaser as insured, in the amount of the Purchase Price, insuring that the Purchaser owns fee simple title to the Property, subject only to the Permitted Encumbrances, together with such direct access reinsurance agreements in amounts, form and with such reinsurers as Purchaser may reasonably require and the Title Company shall approve (Purchaser shall have responsibility for completing such reinsurance arrangements with the Title Company at least five
(5) business days prior to the Closing Date).

            6.9 Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver signed statements or notices to all tenants of the Property notifying such tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for security deposits (specifying the amounts of such deposits).

            6.10 Delivery of Documents and Funds at Closing. Provided that any and all conditions to closing set forth in this Agreement have been satisfied or, as to any condition not satisfied, waived or deemed waived, or satisfied by the party intended to be benefitted thereby, on the Closing Date Title Company shall conduct the Closing by recording or distributing the following documents and funds in the following manner:

                   (a) Record Documents. Record the Deed in the Official Records
            of the County in which the Land is located;

                   (b) Purchaser's Documents. Deliver to Purchaser: (a) the
            original Owner's Policy; (b) the original Certification; (c) an original counterpart of the Bill of Sale executed by Seller; and (d) any other documents received by the Title Company by, from or on behalf of Seller for delivery to Purchaser upon the Closing;

                   (c) Seller's Documents. Deliver to Seller: (a) an original counterpart of the Bill of Sale executed by Purchaser; (b) an original Taxpayer's I.D. Certificate signed by Purchaser; and (c) a copy of every other document;

                   (d) Purchase Price. Deliver to Seller the Purchase Price and
            such other funds, if any, as may be due to Seller under this Agreement, less the amount of all items chargeable to Seller under
            Section 6.4 of this Agreement; and

                   (e) Owner's Policy. Deliver to Purchaser the Owner's Policy
            or evidence reasonably satisfactory to Purchaser that the Owner's Policy shall be issued promptly after the Closing.

                                       7.
                                  RISK OF LOSS

            7.1 Condemnation. If, prior to the Closing, action is initiated to take any material portion of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may terminate this Agreement by notice thereof to Seller and Title Company prior to the Closing. If such portion so taken is not material, or if Purchaser does not elect to so terminate this Agreement, the Closing shall be consummated and all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

            7.2 Casualty. If, prior to the Closing, any material portion of the Property is damaged or destroyed due to any casualty or other cause without fault of Purchaser, Purchaser may terminate this Agreement by notice thereof to Seller and Title Company prior to the Closing. If such portion so damaged or destroyed is not material, or if Purchaser does not elect to so terminate this Agreement, the Closing shall be consummated and all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance proceeds does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price, except for the amount of any deductible on Seller's insurance policy and, unless Seller is able to assign the rights to rental loss proceeds under its policy to Purchaser for the period after the Closing Date, the estimated amount of rental loss due to the damage and destruction for the period after the Closing Date. Seller shall in no event be obligated to repair or restore the Property in the event that any portion thereof is destroyed. For purposes of this Section 7.2, damage or destruction shall be deemed to be material if the cost of repair or restoration exceeds THREE MILLION AND NO/100 DOLLARS ($3,000,000).

                                       8.
                                 INDEMNIFICATION

            8.1 Indemnity.

                   (a) In addition to the other indemnification obligations of
            Purchaser under this Agreement, Purchaser shall indemnify, protect and defend Seller against and hold Seller harmless from (i) any "Claim" (as hereinafter defined) which arises or accrues on or after the Closing Date in connection with the Property (including, without limitation, any Claims related to any Property Condition), and (ii) any Claim in any way arising from Purchaser's inspections or examinations of the Property prior to the Closing Date.

                   (b) Seller shall indemnify, protect and defend Purchaser
            against and hold Purchaser harmless from any Claim for physical damage to tangible property or injury to or death of any persons (but excluding consequential damages to the extent not covered by Seller's insurance) which arises or accrues before the Closing Date in connection with any of the Leases or the Contracts.

            8.2 Generally. The indemnifying party, whether Seller or Purchaser, is referred to as the "Indemnitor," and the indemnified party, whether Seller or Purchaser, is referred to as the "Indemnitee." The indemnification obligations under this Agreement shall be subject to the following provisions:

                   (a) The Indemnitee shall notify the Indemnitor of any such
            Claim against the Indemnitee within forty-five (45) days after it has notice of such Claim, but failure to notify the Indemnitor shall in no case prejudice the rights of the Indemnitee under this Agreement unless the Indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should the Indemnitor fail to discharge or undertake to defend the Indemnitee against such liability (with counsel approved by the Indemnitee), within ten (10) days after the Indemnitee gives the Indemnitor written notice of the same, then the Indemnitee may settle such Claim, and the Indemnitor's liability to the Indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by the Indemnitee in effecting such settlement.

                   (b) The indemnification obligations under this Agreement
            shall cover the costs and expenses of the Indemnitee, including reasonable attorneys' fees and costs, related to any actions, suits or judgments incident to any of the matters covered by such indemnities.

                   (c) The indemnification obligations under this Agreement
            shall also extend to any present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant, agent or contractor of or in the Indemnitee or any entity now or hereafter having a direct or indirect ownership interest in the Indemnitee.

                   (d) The indemnification obligations under this Agreement
            shall survive the closing of the transaction contemplated hereunder or the termination of this Agreement.

            8.3 Definition. "Claim" means any claim (including any claim for damage to property or injury to or death of any persons) made by a third party against Seller or Purchaser and any reasonable costs and expenses incurred by the indemnified party in defending against such claim and any loss or liability resulting from such claim.

                                       9.
                                     DEFAULT

            9.1 Breach by Seller. In the event that Seller shall default in any of its obligations hereunder to be performed at or prior to the Closing, for any reason other than Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy, may seek specific performance with respect to this Agreement. Furthermore, in no event shall Purchaser be entitled to, and Purchaser hereby waives, any right to recover damages relating to such default by Seller.

            9.2 Breach by Purchaser. IF PURCHASER FAILS TO COMPLY WITH SECTION 6 OF THIS AGREEMENT, SELLER MAY TERMINATE THIS AGREEMENT AND THEREUPON SELLER SHALL BE ENTITLED TO THE EARNEST MONEY AS LIQUIDATED DAMAGES (AND NOT AS A PENALTY) AND AS SELLER'S SOLE REMEDY AND RELIEF HEREUNDER (EXCEPT FOR THE SURVIVING OBLIGATIONS). IN SUCH EVENT, TITLE COMPANY, IF IT HAS NOT PREVIOUSLY DONE SO, SHALL IMMEDIATELY DELIVER THE EARNEST MONEY TO SELLER AS LIQUIDATED

DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT WITHOUT THE NECESSITY OF GIVING NOTICE TO PURCHASER, AND NOTWITHSTANDING CONFLICTING INSTRUCTIONS FROM PURCHASER OR CONTRARY INSTRUCTIONS CONTAINED IN TITLE COMPANY'S GENERAL PROVISIONS. SELLER AND PURCHASER HAVE MADE THIS PROVISION FOR LIQUIDATED DAMAGES BECAUSE IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN AND CALCULATE ON THE DATE HEREOF THE AMOUNT OF ACTUAL DAMAGES SUSTAINED BY SELLER FOR THE BREACH BY PURCHASER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF PURCHASER'S BREACH OR DEFAULT, AND SELLER AND PURCHASER AGREE THAT THESE SUMS REPRESENT REASONABLE COMPENSATION TO SELLER FOR SUCH BREACH. NOTWITHSTANDING ANY CONTRARY PROVISION IN THIS AGREEMENT, (A) IN THE EVENT OF ANY OTHER DEFAULT BY PURCHASER UNDER THIS AGREEMENT, SELLER SHALL HAVE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE UNDER THIS AGREEMENT OR AT LAW OR IN EQUITY BY REASON OF SUCH DEFAULT, AND (B) THE PROVISIONS OF THIS SECTION 9.2 SHALL NOT LIMIT OR AFFECT ANY OF PURCHASER'S INDEMNITIES AS PROVIDED IN OTHER SECTIONS OF THIS AGREEMENT.

/s/ VJC                                /s/ KRT
----------------------            ------------------------
Purchaser's Initials              Seller's Initials


                                       10.
                      FUTURE OPERATIONS; OTHER OBLIGATIONS

            10.1 Future Operations. From the Effective Date (as hereinafter defined) until the Closing or earlier termination of this Agreement, Seller shall (i) keep and maintain the Property in substantially its condition as of the date of this Agreement, casualty and reasonable wear and tear excepted, (ii) continue to operate the Property in substantially the same manner as it was operated by Seller prior to the Effective Date, (iii) continue to perform its obligations under the Leases and Contracts in accordance with their terms, and
(iv) not subject the Property to any additional liens or encumbrances without Purchaser's approval. Until the Closing or earlier termination of this Agreement, Seller shall not, without the prior written consent of Purchaser, modify, enter into or renew any Contract which would bind a successor owner of the Property. Until the Closing or earlier termination of this Agreement, Seller shall not lease any space in the Improvements or amend or terminate any existing Lease, except on terms and conditions and with tenants approved by Purchaser. Purchaser hereby approves the terms and conditions of, and the tenants under, the leases (and amendments) described in the schedules attached as Exhibits H-2 and H-3 hereto. No future approval of such leases, amendments or terminations shall be unreasonably withheld or delayed notwithstanding any contrary provision in this Agreement. All costs and expenses incurred and paid by Seller under any such approved lease entered into after Purchaser's execution hereof shall be paid by Purchaser in accordance with Section 6.6(b) hereof.

            10.2 REIT Requirements. Seller shall reasonably cooperate with Purchaser in furnishing to Purchaser such information relating to the Property not previously furnished thereto (and making such information available for audit) as may be required for Purchaser to comply with any applicable legal requirements for real estate investment trusts; provided, however, that Seller shall bear no cost in furnishing such information or liability with respect to such information.

                                       11.
                                  MISCELLANEOUS

            11.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; or (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as FedEx, addressed to such party at the address specified below. For purposes of this Section 11.1, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Seller:             Matterhorn USA, Inc.
                          9665 Wilshire Boulevard, Suite 200
                          Beverly Hills, California 90212
                          Attention:     K. Robert Turner and
                          Jonathan P. Roth
                          Tel: (310) 247-2700
                          Fax: (310) 247-8067

with a copy to:           Loeb & Loeb LLP
                          1000 Wilshire Boulevard, Suite 1800
                          Los Angeles, California 90017
                          Attention:  James D. Friedman, Esq.
                          Tel: (213) 688-3484
                          Fax: (213) 688-3460

If to Purchaser:          Arden Realty Limited Partnership
                          9100 Wilshire Blvd., Suite 700 E
                          Beverly Hills, California 90212
                          Attn:   Mr. Victor Coleman
                                  Andrew Sobel, Esq.
                          Tel:  (310) 271-8600
                          Fax:  (310) 274-6218
                          with a copy to:

                          Jeffer, Mangels, Butler & Marmaro LLP
                          2121 Avenue of the Stars, Tenth Floor
                          Los Angeles, California 90067
                          Attn:  Scott M. Kalt, Esq. and
                                 Jeffrey E. Steiner, Esq.
                          Tel:  (310) 203-8080
                          Fax:  (310) 203-0567

If to Title
Company:                  Commonwealth Land Title Insurance Company
                          655 Third Avenue
                          New York, New York 10017
                          Attention: William Deatly
                          Tel: (212) 949-0100, Ext. 211
                          Fax: (212) 856-9308

            11.2 Real Estate Commissions. Seller shall pay to First Property Realty Corporation (hereinafter called "Agent" whether one or more) upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent. Said commission shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with the terms of this Agreement; if such transaction is not closed for any reason including, without limitation, termination of this Agreement pursuant to the terms hereof, then such commission shall be deemed not to have been earned and shall not be due or payable. Except as set forth above with respect to Agent, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify, hold harmless and defend Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify, hold harmless and defend Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 11.2 shall survive the Closing or any earlier termination of this Agreement.

            11.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

            11.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

            11.5 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify or otherwise modify the provisions of this Agreement.

            11.6 Time of Essence. Time is of the essence of this Agreement; provided, however, that if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of California, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

            11.7 Governing Law. This Agreement shall be governed by the laws of the State of California and the laws of the United States pertaining to transactions in such State.

            11.8 Successors and Assigns; Assignment. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld in Seller's sole discretion. In the event Seller consents to such assignment, Purchaser and such assignee shall execute and deliver an assignment of purchase and sale agreement in a form acceptable to Seller. Any subsequent assignment may be made only with the prior written consent of Seller, which consent may be withheld in Seller's sole discretion. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; notwithstanding any contrary provision in this Agreement, there shall be no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void.

            11.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement.

            11.10 Attorneys' Fees. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover reasonable attorneys' fees and costs incurred in such suit.

            11.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

            11.12 Effective Date. As used herein the term "Effective Date" shall mean the first date Title Company is in receipt of both this Agreement executed by Purchaser and Seller (whether in counterparts or not) and the Earnest Money.

            11.13 Exhibits. The exhibits referred to in this Agreement are incorporated herein by this reference.

            11.14 No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit hereof shall be recorded in the Official Records of Los Angeles County, California, or any other county. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit hereof, or any other similar document, then, notwithstanding anything herein to the contrary, such recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement.

            11.15 Merger Provision. Except as may otherwise be expressly provided herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall merge with the Deed and other instruments executed at Closing, shall terminate at Closing, and shall not survive Closing.

            11.16 Jury Waiver. PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER TO THIS AGREEMENT OR THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OF TERMINATION OF THIS AGREEMENT.

            11.17  [intentionally omitted]

            11.18 Confidentiality. Without limitation upon Section 4.2 hereof, each party shall keep confidential and shall not disclose the terms of this Agreement including, without limitation, the Purchase Price and all other financial terms, without the written consent of the other party, except (a) to its directors, officers, partners, employees, legal counsel, accountants, engineers, architects, financial advisors and similar professionals and consultants, lenders, prospective lenders, investors and prospective investors to the extent it reasonably deems it necessary or appropriate in connection with the transaction contemplated hereunder (and each party shall inform each of the foregoing of such party's obligations under this paragraph and shall secure the agreement thereof to be bound by the terms hereof) or (b) as otherwise required by law or regulation, including but not limited to securities laws and regulations.

            11.19 Jurisdiction and Venue. Each party hereby consents to the jurisdiction of any state or federal court located within Los Angeles County, California, waives personal service of any and all process upon it, consents to service of process by registered mail directed to it at the address stated in
Section 11.1 hereof, and acknowledges that service so made shall be deemed to be completed upon actual delivery (whether accepted or refused) thereof. In addition, each party consents and agrees that venue of any action instituted under this Agreement shall be proper in Los Angeles County, California, and hereby waives any objection to venue.

            11.20 Further Assurances. Each party hereto shall, upon request by the other party, execute and deliver such documentation and take such other action as may be reasonably necessary to effectuate the intent hereof or to implement the provisions hereof.

            11.21 No Waiver. Except as otherwise expressly provided herein, no waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first party while the other party continues to be so in default.

            11.22 Consents and Approvals. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the sole discretion of such party.

            11.23 Joint and Several Liability. In the event that Purchaser is comprised of two or more entities and/or individuals, or any combination thereof, such entities and/or individuals shall have joint and several liability for the performance of all of Purchaser's obligations hereunder including, without limitation, the indemnification obligations of Purchaser set forth herein. The provisions of this Section 11.23 shall survive the closing or termination of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


Date of Execution                      PURCHASER:
by Purchaser:
                                       ARDEN REALTY LIMITED PARTNERSHIP,
12/22/97                               a Maryland limited partnership

                                       By: Arden Realty, Inc.,
                                           a Maryland corporation,
                                           its general partner


                                       By /s/ Victor J. Coleman
                                          --------------------------
                                          Name: Victor J. Coleman
                                          Title: President and COO


Date of Execution                      SELLER:
by Seller:
                                       MATTERHORN USA, INC.,
12/23/97                               a Delaware Corporation


                                       By /s/ K. R. Turner
                                          ---------------------------
                                          Name: K. Robert Turner
                                          Title: Secretary & Vice President

The undersigned hereby acknowledges receipt of the Earnest Money and a copy of this Agreement and agrees to comply with the provisions of this Agreement.


Date of Execution by                   COMMONWEALTH LAND TITLE
Title Company:                         INSURANCE COMPANY

                                       By /s/ [SIG]
                                          ----------------------------------
12/24/97                                  Its Authorized Officer

                                LEGAL DESCRIPTION


PARCEL 1:

LOTS 809, 810 AND 811 OF TRACT NO. 6380, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 69 PAGES 11 THROUGH 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 814, 815, 816, 817 AND 818 OF TRACT NO. 6380, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 69 PAGES 11 THROUGH 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

LOT 3, OF TRACT NO. 11938, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 217 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4:

LOTS 812 AND 813 OF TRACT NO. 6380, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 69 PAGES 11 THROUGH 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 5:

LOTS 807 AND 808 OF TRACT NO. 6380, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 69 PAGES 11 THROUGH 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


                                    EXHIBIT A
                                   Page 1 of 1

                         ESTOPPEL CERTIFICATE OF TENANT


Matterhorn USA, Inc.
9665 Wilshire Boulevard, Suite 200
Beverly Hills, California 90212
Attention:  K. Robert Turner and
            Jonathan P. Roth

Re:  Lease

Gentlemen:

            The undersigned, as the lessee ("Lessee") under that certain Office Lease Agreement dated _________________ (the "Lease"), with you, as the lessor ("Lessor"), relating to certain premises designated as Suite ______ (the "Premises"), located at __________________________________________, Beverly
Hills, California, hereby certifies that, as of the date hereof and subject to only those exceptions, if any, noted below:

              1. A true and correct copy of the Lease is attached as Exhibit A hereto. There have been no amendments, modifications, extensions, assignments or subleases of or relating to the Lease. The Lease is in full force and effect.

              2. The term of the Lease commenced on _________________ and is scheduled to expire on _________________ (subject to any extension option contained therein). Possession of the Premises has been delivered by Lessor to Lessee, and Lessee has accepted and does occupy the Premises.

              3. Rent (including additional rent for operating costs and taxes) of $_________ per month has been paid through the calendar month set forth above Lessee's signature below. No more than one (1) month's rent has been paid in advance; a security deposit in the amount set forth in the Lease has been paid; no other amounts have been paid in advance to Lessor or deposited therewith by Lessee.

              4. To the best of Lessee's knowledge, (a) no defense or offset to the enforcement of the Lease by Lessor exists, (b) Lessor is not in default under the Lease and has not committed any breach thereunder, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach thereunder by Lessor, and (c) there are no outstanding obligations of Lessor to make any tenant improvements to the Premises or to pay any tenant improvement allowance under the Lease.

              5. Lessee does not have any (a) option or preferential right to purchase all or any part of the Premises or the building of which the Premises are a part, or (b) right, title or interest with the respect to the Premises other than as Lessee under the Lease.



                                   EXHIBIT B-1

              6. Each individual executing and delivering this document on behalf of Lessee hereby represents and warrants that such individual has the power and is duly authorized to do so.

            Lessee hereby acknowledges that Lessor and prospective purchasers and lenders are relying hereon and warrants, represents and declares that each of the foregoing certifications is true, correct and complete, subject to only the following exceptions, if any:


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


            Dated: _________________.


                                       _______________________________________,

                                       a_______________________________________

                                       By______________________________________

                                         Name:_________________________________

                                         Title:________________________________


                                       By______________________________________

                                         Name:_________________________________

                                         Title:________________________________


                                  EXHIBIT B-1

                         ESTOPPEL CERTIFICATE OF SELLER


Arden Realty Limited Partnership
9100 Wilshire Blvd., Suite 700 E
Beverly Hills, California 90212
Attention:  Mr. Victor Coleman
            Andrew Sobel, Esq.

Re:  Lease

Gentlemen:

            With respect to that certain Office Lease Agreement dated _________________ (the "Lease"), between the undersigned, as the lessor ("Lessor"), and ____________________, as the lessee ("Lessee"), relating to certain premises designated as Suite ______ (the "Premises"), located at __________________________________________, Beverly Hills, California, Lessor
hereby certifies that, as of the date hereof and subject to only those exceptions, if any, noted below:

              1. There have been no amendments, modifications, extensions, assignments or subleases of or relating to the Lease. The Lease is in full force and effect.

              2. The term of the Lease commenced on _________________ and is scheduled to expire on _________________ (subject to any extension option contained therein). Possession of the Premises has been delivered by Lessor to Lessee, and Lessee has accepted and does occupy the Premises.

              3. No more than one (1) month's rent has been paid in advance; a security deposit in the amount set forth in the Lease has been paid; no other amounts have been paid in advance to Lessor or deposited therewith by Lessee.

              4. No defense or offset to the enforcement of the Lease by Lessor exists. Lessor is not in default under the Lease and has not committed any breach thereunder, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach thereunder by Lessor. There are no outstanding obligations of Lessor to make any tenant improvements to the Premises or to pay any tenant improvement allowance under the Lease.

              5. Lessee does not have any (a) option or preferential right to purchase all or any part of the Premises or the building of which the Premises are a part, or (b) right, title or interest with the respect to the Premises other than as Lessee under the Lease.

              6. Each individual executing and delivering this document on behalf of Lessor hereby represents and warrants that such individual has the power and is duly authorized to do so.



                                  EXHIBIT B-2

            Lessor hereby acknowledges that you are relying hereon and warrants, represents and declares that each of the foregoing certifications is true, correct and complete, subject to only the following exceptions, if any:


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


            Notwithstanding any contrary provision in this document, the foregoing provisions of this document are based solely on the current actual knowledge of Mark Williams of G.E. Capital Realty Group, the asset manager of the property of which the Premises are a part, and Catherine Atkins of Tooley & Company, the property manager of such property, without investigation or inquiry by, or personal liability on the part of, such individuals or such employers.

            Dated: _________________.


                                       MATTERHORN USA, INC.,
                                       a Delaware Corporation

                                       By: GE Capital Realty Group, Inc.,
                                           a Texas corporation,
                                           its duly authorized agent


                                       By___________________________________

                                         Name:______________________________

                                         Title:_____________________________



                                  EXHIBIT B-2

                                   ACM NOTICE




To:  Prospective Purchaser

Re:  Transmittal of Information Regarding
     Asbestos-Containing Material and
     Presumed Asbestos-Containing Material

Gentlemen:

            As you may know, the Occupational Safety and Health Administration has enacted regulations (the "OSHA Regulations") which require building owners to provide notice of the presence and location of asbestos-containing material ("ACM") and presumed ACM ("PACM") along with any relevant information to employers of employees who work in the owner's building.(1) In addition, building owners must keep records of all information required to be maintained by the regulations and transmit them to subsequent owners.(2)

            In accordance with the OSHA Regulations, specifically, 29 C.F.R.
Section 1910.1001(j)(2)(ii), we are providing to you herewith copies of information in our possession regarding the ACM and any PACM located at the improved real property in Beverly Hills, California, owned by the undersigned including, without limitation, copies of any applicable asbestos sampling reports in our possession (such information and reports being referred to herein collectively as the "Reports").

            The undersigned makes no representations, warranties, promises, covenants, agreements or guarantees of any kind or character whatsoever, express or implied, oral or written, past, present or future, of, as to, concerning or with respect to the information and documentation transmitted herewith including, without limitation, the accuracy or completeness of the Reports or the Reports' compliance with, or the effect of, the OSHA Regulations.



--------

            (1) 59 Fed. Reg. 40964, 41061 (Aug. 10, 1994), codified at 29 C.F.R.
Section 1910.1001(j).

            (2) Id.


                                   EXHIBIT C
                                  Page 1 of 2

            We request that you acknowledge receipt of these materials by signing below.

            Dated:  ________________________.



                                       MATTERHORN USA, INC.,
                                       a Delaware Corporation

                                       By: GE Capital Realty Group, Inc.,
                                           a Texas corporation,
                                           its duly authorized agent


                                           By________________________________

                                             Name:___________________________

                                             Title:__________________________



RECEIPT ACKNOWLEDGED:

__________________________________,

a__________________________________


By_________________________________


  Name:____________________________

  Title:___________________________

By_________________________________

  Name:____________________________



                                   EXHIBIT C

                                   GRANT DEED


RECORDING REQUESTED BY
COMMONWEALTH LAND TITLE
INSURANCE COMPANY

WHEN RECORDED MAIL, AND
MAIL TAX STATEMENTS, TO:

__________________________
__________________________
__________________________
__________________________


   -----------------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------------

                                   GRANT DEED

Documentary transfer tax is not for public
  record (R&T 11932).                                       A.P.N.  4331-023-059
                                                                    4331-023-060

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MATTERHORN USA, INC., a Delaware corporation ("Grantor"), hereby grants to _______________________________________, a __________________________________
("Grantee"), all of Grantor's right, title and interest in and to the real property located in the County of Los Angeles, State of California, and more particularly described in Exhibit A attached hereto and made a part hereof, subject to a lien for real property taxes and to all covenants, conditions, easements, encumbrances and all other matters of record.

     Dated:  ________________________.


                                       MATTERHORN USA, INC.,
                                       a Delaware Corporation

                                       By: GE Capital Realty Group, Inc.,
                                           a Texas corporation,
                                           its duly authorized agent


                                           By_________________________________

                                             Name:____________________________

                                             Title:___________________________



                                   EXHIBIT D

STATE OF TEXAS     )
                   )  ss.
COUNTY OF DALLAS   )


     On __________________, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________________, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



                                         ------------------------------
                                         Notary Public in and for
                                         the State of Texas



                                   EXHIBIT D

                BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT


            FOR VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, MATTERHORN USA, INC., a Delaware corporation ("Assignor"), hereby sells, transfers, assigns and conveys to _________________________, a _________________________ ("Assignee"), the following:

            1. All right, title and interest of Assignor in and to all appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other tangible personal property (collectively, "Personal Property") located on and used solely in connection with the management, maintenance or operation of that certain improved real property legally described in Exhibit A attached hereto and made a part hereof (the "Real Property"), but excluding tangible personal property owned or leased from third parties by tenants of the Real Property under the Leases (as hereinafter defined) or not otherwise owned by Assignor.

            2. All right, title and interest of Assignor as lessor in and to the leases (the "Leases") relating to the leasing of space in the Real Property described in Exhibit B attached hereto and made a part hereof and all of the rights, interests, benefits, obligations and privileges of the lessor thereunder.

            3. To the extent assignable at no cost or expense to Assignor and without the consent of third parties, all right, title and interest of Assignor in and to all intangible property ("Intangible Property") owned by Assignor and pertaining solely to the Real Property or the Personal Property or any business or businesses conducted thereon including, but not limited to, leases (other than the Leases), service agreements and other contracts (other than the Contracts, as hereinafter defined), building and trade names, business licenses, warranties, utility contracts, rent lists, advertising materials, telephone exchange numbers, plans and specifications, governmental approvals and development rights.

            4. To the extent assignable without the consent of third parties and in the possession of Assignor, all right, title and interest of Assignor in and to the contracts pertaining to the subject property, not cancelable on thirty
(30) days' notice without penalty or premium, and listed in Exhibit C attached hereto and made a part hereof (the "Contracts"), including, but not limited to, the service contracts, equipment leases and maintenance contracts so listed.

            This Bill of Sale, Assignment and Assumption Agreement is given pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated December 22, 1997 (the "Purchase Agreement"), by and between Assignor and Assignee, providing for, among other things, the conveyance of the Personal Property, the Real Property, the Leases, the Intangible Property and the Contracts.

            The covenants, agreements, representations, warranties, indemnities, limitations and disclaimers provided in the Purchase Agreement with respect to the property conveyed hereunder (including, without limitation, the limitations of Assignor's liability provided in the Purchase Agreement) are hereby incorporated herein by this reference as if herein set out in full and shall



                                   EXHIBIT E
                                  Page 1 of 3
inure to the benefit of and shall be binding upon Assignee and Assignor and their respective successors and assigns.

            This Bill of Sale, Assignment and Assumption Agreement is made subject to all covenants, conditions, matters, liens and encumbrances affecting the subject property.

            This Bill of Sale, Assignment and Assumption Agreement may be executed in one or more identical counterparts, each of which such counterparts shall be deemed an original for all purposes and all such counterparts shall collectively constitute one such Bill of Sale, Assignment and Assumption Agreement.

            Dated:  ________________________.

                                       "ASSIGNOR"

                                       MATTERHORN USA, INC.,
                                       a Delaware Corporation

                                       By: GE Capital Realty Group, Inc.,
                                           a Texas corporation,
                                           its duly authorized agent


                                       By_____________________________________

                                         Name:________________________________

                                         Title:_______________________________


                                   ASSUMPTION

            As of the date above set forth, Assignee hereby accepts and agrees to the foregoing Bill of Sale, Assignment and Assumption Agreement and hereby assumes and agrees to discharge, in accordance with the terms thereof, all of the burdens and obligations of Assignor relating to the Personal Property, the Leases, the Intangible Property and the Contracts arising or accruing on or after the effective date of the foregoing Bill of Sale, Assignment and Assumption Agreement, subject to any provisions in the Leases which limit the liability of the




                                   EXHIBIT E
lessor thereunder. All capitalized terms used in the foregoing provisions of this Assumption shall be as defined in the foregoing Bill of Sale, Assignment and Assumption Agreement.

                                       "ASSIGNEE"

                                       _______________________________________,

                                       a_______________________________________


                                       By______________________________________

                                         Name:_________________________________

                                         Title:________________________________

                                       By______________________________________

                                         Name:_________________________________

                                         Title:________________________________



                                   EXHIBIT E
                                  Page 3 of 3

                       CERTIFICATION OF NON-FOREIGN STATUS


       A.  Federal FIRPTA Certificate.

           Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform , a ("Transferee"), that withholding of tax is not required upon the disposition (whether by foreclosure, deed-in-lieu of foreclosure, or otherwise) of a U.S. real property interest by Matterhorn USA, Inc., a Delaware corporation ("Transferor"), Transferor hereby certifies the following to Transferee:

              1. Transferor is not a foreign person (as defined in the
                 Internal Revenue Code).

              2. Transferor's U.S. employer identification number is__________

              3. Transferor's office address is:

                 Matterhorn USA, Inc.
                 9665 Wilshire Boulevard, Suite 200
                 Beverly Hills, California 90212
                 Attention:    K. Robert Turner and
                               Jonathan P. Roth

              4. Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

              5. Transferor understands that Transferee is relying on this certification in determining whether withholding is required upon such transfer.

       B.  California Resident/Non-Resident Affidavit.

           Transferor hereby certifies that it is a California resident with a permanent place of business located at 9665 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212, and that Transferor is not subject to withholding of a portion of the sales price pursuant to the California Revenue and Taxation Code.

           Transferor understands that this certificate may be disclosed to the Franchise Tax Board of California by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.


                                    EXHIBIT F
                                   Page 1 of 2

            Under penalty of perjury, the undersigned declares that he/she has examined this certification and to the best of his/her knowledge and belief it is true, correct and complete, and he/she further declares that he/she has the authority to sign this document on behalf of Transferor.

            Dated:  ________________________.

                                       "TRANSFEROR"

                                       MATTERHORN USA, INC.,
                                       a Delaware Corporation

                                       By: GE Capital Realty Group, Inc.,
                                           a Texas corporation,
                                           its duly authorized agent


                                           By__________________________________

                                             Name:_____________________________

                                             Title:____________________________



                                    EXHIBIT F
                                   Page 2 of 2

                            TAXPAYER I.D. CERTIFICATE


            With respect to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated December 22, 1997 (the "Purchase Agreement"), by and between Matterhorn USA, Inc. ("Seller") and the undersigned ("Purchaser"), and in connection with certain Internal Revenue Service reporting requirements imposed upon Seller, Purchaser hereby certifies that listed below are Purchaser's address and taxpayer I.D. number, true and correct as of the Closing Date (as defined in the Purchase Agreement):


Address:    _______________________
            _______________________
            _______________________
            _______________________


Taxpayer I.D. No.: _______________________


            Purchaser hereby consents to Seller's release of the above information in connection with any reporting requirements imposed upon Seller by any governmental authority.

            Dated:  ________________________.

                                       _______________________________________,

                                       a_______________________________________


                                       By______________________________________

                                         Name:_________________________________

                                         Title:________________________________


                                       By______________________________________

                                         Name:_________________________________

                                         Title:________________________________




                                   EXHIBIT G
                                  Page 1 of 1

                                  EXHIBIT H-1
                            9100 WILSHIRE BOULEVARD
            SIGNED LEASE COSTS WHICH ARE PURCHASER'S RESPONSIBILITY


------------------------------------------------------------------------------------------------------------------------------------
TENANT/SUITE           SIZE     TERM    LAST PROPOSAL          TI's                 COMMISSIONS             COMMENTS/STATUS
------------------------------------------------------------------------------------------------------------------------------------
Baker, Winokur      12,436(r)  7 yrs.  Mos. 1-24  $1.85  $134,000 for the      $31,896.55 balance due  -Original lease fully
& Ryder             11,592(u)          Mos. 25-60 $2.00  original premises     CB Commercial and        executed on 9/11/97.
600W                                   Mos. 61-84 $2.15  which is the esti-    $23,922.42 balance due  -First Amendment for an
                                                         mated amount re-      First Property upon      additional 921 sq. ft.
                                                         maining after the     tenant move-in for       fully executed on 12/8/97.
                                                         December draw.        original premises;      -Under construction.
                                       Mos. 1-4 @                              $5,103.07 due CB Com-   -Occupancy projected 2/4/98.
                                       50% abatement     $27(u) or $22,410     mercial for total
                                                         for the expansion     commission on expan-
                                                         premises.             sion space and
                                                                               $3,188.97 due First
                                                                               Property for total com-
                                                                               mission on expansion
                                                                               space.
------------------------------------------------------------------------------------------------------------------------------------
MNP Personnel       1,827(r)   5 yrs.  Mos. 1-60  $1.95  $31.75(u) or          $4,275.18 due Beltier    -Leases executed by tenant
665E                1,548(u)                             $49,149. Tenant has   Commercial for lease      on 11/25/97.
                                                         right to amortize     execution; $2,671.99     -Under construction.
                                                         additional TI's at    due First Property for   -Rent commencement
                                                         10%.                  lease execution.          scheduled 2/7/97.
                                                                               $4,275.18 due Beltier
                                                                               Commercial upon move-
                                                                               in; $2,671.99 due
                                                                               First Property upon
                                                                               move-in.
------------------------------------------------------------------------------------------------------------------------------------
Law Offices of      3,028(r)   5 yrs.  Mos. 1-60  $1.95  $20(u) or $51,240.    $7,078.60 due Studley    -Leases executed by tenant
Norman Dolin        2,562(u)                             50% of tenant cov-    for lease execution;      11/14/9. Tenant temporarily
601E                                                     erage to be amor-     $4,424.07 due First       occupying suite 340W until
                                                         tized at 10%.         Property for lease exe-   completion of 601E.
                                                                               cution; $7,078.50 due    -Tenant finalizing prelim-
                                                                               Studley upon move-in;     inary space plan.
                                                                               $4,424.06 due First
                                                                               Property upon move-in.
------------------------------------------------------------------------------------------------------------------------------------
Freshman, Marantz,  16,476(r)                                                  $35,983.58 due CB Com-   -Commission due in event
Orlanski, Cooper                                                               mercial; $21,526.43       tenant waives right to
& Klein                                                                        due First Property        cancel as of 8/1/2001.
800E
------------------------------------------------------------------------------------------------------------------------------------
Bosley Medical      32,696(r)                            $90,000 (estimated)                            -Landlord is responsible to
Institute                                                                                                install a monument sign
East Tower                                                                                               fronting Wilshire Boule-
Penthouse                                                                                                vard. Tenant is responsible
                                                                                                         for 1/3 of cost.
------------------------------------------------------------------------------------------------------------------------------------
Writers Guild       10,834(r)                            $73,390 refurbishment
151R                                                     allowance due 1/13/04;
                                                         $158,175 refurbishment
                                                         allowance due if ten-
                                                         ant exercises option
                                                         commencing 2/1/12
------------------------------------------------------------------------------------------------------------------------------------
Kolodny & Anteau    13,834(r)                                                   a commission of 4% yrs.
900W                                                                            1-5 and 2% yrs. 6-10
                                                                                is due Les Small & Co.
                                                                                for expansion space
                                                                                leased by tenant so
                                                                                long as Les Small and
                                                                                Co. is the sole and
                                                                                exclusive broker rep-
                                                                                resenting tenant.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Current Estimated    Current Estimated Total:
                                                                Total:                $101,010.49
                                                               $390,189          (excluding contingent
                                                         (excluding contingent           costs)
                                                                costs)
------------------------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT H-2
                            9100 WILSHIRE BOULEVARD
 PROPOSAL NEGOTIATIONS/PENDING NEGOTIATIONS AND COSTS WHICH PURCHASER APPROVES
                                     Page 1

-----------------------------------------------------------------------------------------------------------------------------------
TENANT/SUITE          SIZE     TERM     LAST PROPOSAL          TI's               COMMISSIONS                COMMENTS/STATUS
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Zadeh           2,199(r)  10 yrs.  Mos. 1-30   $2.10  $50(u) or $94,850;  $9,288.80 due Landmark     - Execution copies of lease
448W                1,897(u)           Mos. 31-60  $2.30  5% supervision fee  Commercial upon lease        agreement about to be
                                       Mos. 61-90  $2.50  to landlord.        execution; $5,792.99         submitted to tenant.
                                       Mos. 91-120 $2.75                      due First Property upon
                                                                              lease execution;
                                                                              $9,268.79 due Landmark
                                                                              Commercial upon move-in;
                                                                              $5,792.99 due First
                                                                              Property upon move-in.
------------------------------------------------------------------------------------------------------------------------------------
MCG Architects,     11,853(r) 5 yrs.   Mos. 1-60   $2.05  $43.50(u) or        $29,158.38 due Wolf        - Received tenant's initial
Inc.                11,093(u)                             $482,545.50;        Commercial upon lease        lease comments on
500W                                                      4% supervision      execution; $18,223.99        12/11/97.
                                                          fee to landlord.    due First Property         - Working drawing complete
                                                                              upon lease execution;        with plan check approval.
                                                                              $29,158.38 due Wolf        - Contractor to commence
                                                                              Commercial upon move-in,     construction immediately
                                                                              $18,223.99 due First         upon lease execution.
                                                                              Property upon move-in.
------------------------------------------------------------------------------------------------------------------------------------
George Littos       4,579(r)  5 yrs.                      Estimated at $25    4% for years 1-5 to        - Space plan meeting
Productions         3,879(u)                              (u), pending        Beilter Commercial            12/16/97.
660E                                                      construction bid    2.5% for years 1-5 to
                                                                              First Property
------------------------------------------------------------------------------------------------------------------------------------
Healthsource        7,000-   10 yrs.   Mos. 1-30   $2.10  $50(u)              4% for yrs 1-5;            - Letter of intent
c/o David Frisch,   8,000              Mos. 31-60  $2.30                      2% for yrs. 6-10             signed; reviewing
M.D.                                   Mos. 61-90  $2.50                      payable to First             tenant's financials.
450W                                   Mos. 91-120 $2.70                      Property                   - Requires termination
                                                                                                           of American Custom
                                                                                                           Coachworks lease to
                                                                                                           make deal.
------------------------------------------------------------------------------------------------------------------------------------
Steve Sabba         1,609(r) 10 yrs.   Mos. 1-60   $2.10   20(u)              4% for years 1-5; 2% for   - Counter proposal
630E                1,363(r)           Mos. 61-120 $2.40                      years 6-10 to Carey Wong;    submitted 12/15/97.
                                                                              2.5% for years 1-5; 1.25%
                                                                              for years 6-10 to
                                                                              First Property
------------------------------------------------------------------------------------------------------------------------------------
Liapas Corporation  1,625(r)  3 yrs.   Mos. 1-36   $2.10  $5(u)               6.5% for years 1-5         - Letter of intent
517E                1,285(u)                                                  to First Property            submitted 12/12/97.
                                                                                                         - Awaiting tenant's
                                                                                                           financials.
------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT H-2
                            9100 WILSHIRE BOULEVARD
 PROPOSAL NEGOTIATIONS/PENDING NEGOTIATIONS AND COSTS WHICH PURCHASER APPROVES
                                     PAGE 2

-----------------------------------------------------------------------------------------------------------------------------------
TENANT/SUITE        SIZE     TERM    LAST PROPOSAL       TI's                 COMMISSIONS              COMMENTS/STATUS
-----------------------------------------------------------------------------------------------------------------------------------
Kelly's Fudge     2,000(r)   5 yrs.  Mos. 1-60    $2.10  build-to-suit        4% for years 1-5       - Counter submitted 12/17/97.
517E                                                     estimated at $10(u)  to Grubb & Ellis
                                                                              2.5% for years 1-5
                                                                              to First Property
-----------------------------------------------------------------------------------------------------------------------------------
Caster/Richlin    7,000     10 yrs.  Mos. 1-30    $2.10  $50(u)               4% for years 1-5; 2%   - Agreement to business terms
Eye Center                           Mos. 31-60   $2.30                       for years 6-10 to        12/8/97; requires relocation
350E                                 Mos. 61-90   $2.50                       Equis; 2.5% for years    of investors title to other
                                     Mos. 91-120  $2.70                       1-5; 1.25% for years     premises and requires termi-
                                                                              6-10 to First            nation of American Custom
                             5 yrs.  Mos. 1-30    $2.10  $35(u)               Property                 Coachworks lease to make a
                                     Mos. 31-60   $2.40                                                deal.
                                                                                                     - Approved personal financial
                                                                                                       statements.
                                                                                                     - Tenant revising space plan
                                                                                                       12/11/97 through John Green.
-----------------------------------------------------------------------------------------------------------------------------------
Michael Barker    1,609(r)   5 yrs.  Mos. 1-60    $2.10  $20(u)               4% due Metrospace;     - Letter of intent received
630E              1,363(u)                                                    2.5% due First           12/10/97.
                                                                              Property               - Space plan approved 12/11/97;
                                                                                                       awaiting construction
                                                                                                       estimate and tenant's
                                                                                                       financials.
-----------------------------------------------------------------------------------------------------------------------------------
Haran Papma       5,000(r)   6 yrs.  Mos. 1-30    $2.05  $41(u)               4% yrs. 1-5;           - Letter of intent signed
Nathan, MD                           Mos. 31-60   $2.15                       2% yrs. 6-7 due Wolf     11/24/97.
Insyght                              Mos. 61-72   $2.30                       Commercial; 2.5% yrs.  - Reviewing tenants financials.
Interactive                                                                   1-5; 1.25% yrs. 6-7    - Must relocate this proposed
450W                                                                          due First Property       tenant to other space in
                                                                                                       building in order to complete
                                                                                                       Healthsource deal.
-----------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT H-3
                            9100 WILSHIRE BOULEVARD
        EXISTING TENANT NEGOTIATIONS AND COSTS WHICH PURCHASER APPROVES

----------------------------------------------------------------------------------------------------------------------------------
TENANT/SUITE               SIZE        TERM       LAST PROPOSAL       TI's       COMMISSIONS             COMMENTS/STATUS
----------------------------------------------------------------------------------------------------------------------------------
Magic Johnson Enterprises  11,900(r)  5 yrs.  Mos. 1-60  $2.15       $35(u)   2% commission due    - No commitment by tenant
450W                                          Extend current                  Tooley & Company       at this time.
                                              lease to be
                                              coterminous at
                                              $2.25.
-----------------------------------------------------------------------------------------------------------------------------------
Investor's Title            1,901(r)  3 yrs.  Mos. 1-36  $2.00       "as-is"  2% commission due    - Lease addendum being
345E                                                                          Tooley & Company       prepared.
-----------------------------------------------------------------------------------------------------------------------------------
Cantor & Company            1,799(r)                                          2% commission due    - Studley is tenant broker;
445E                                                                          Tooley & Company       has not been recognized.
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Gerald Mills            2,228(r)                                          2% commission due    - Tenant would like to
330W                                                                          Tooley & Company       downsize.
-----------------------------------------------------------------------------------------------------------------------------------
Richard Fraade              2,590(r)          Mos. 1-36  $2.05       "as-is"  2% commission due    - No agreement yet.
530E                                                                          Tooley & Company
-----------------------------------------------------------------------------------------------------------------------------------
Isaac Regov                 1,607     3 yrs.                                  $2,429.78 due        - Amendment signed 12/8/97.
                                                                              Tooley & Company
-----------------------------------------------------------------------------------------------------------------------------------
Fung Lum Restaurant                                                           2% commission due
                                                                              Tooley & Company
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT I
                            9100 WILSHIRE BOULEVARD
                 AGED RECEIVABLE REPORT AS OF DECEMBER 15, 1997
                       AMOUNTS DUE SELLER UPON COLLECTION

---------------------------------------------------------------------------------------------------------------------------------
TENANT                    TOTAL        CURRENT       30-60 DAYS   60-90 DAYS    90+ DAYS                 COMMENTS
---------------------------------------------------------------------------------------------------------------------------------

Elliot Rosewell, J.E. $    393.12                                              $   393.12    Should be written off, old storage.
---------------------------------------------------------------------------------------------------------------------------------
Am. Comm.
 For Shaare Zedek          -48.51                      -48.51
---------------------------------------------------------------------------------------------------------------------------------
Bella Kalink             2,476.88      1,238.44      1,238.44                                Gary Laff wants to take over as
                                                                                             subtenant and will pay balance.
---------------------------------------------------------------------------------------------------------------------------------
Bosley Medical Center    3,403.60      1,331.52         73.00      1,999.08
---------------------------------------------------------------------------------------------------------------------------------
Dr. Isaac Regev           -559.22       -279.61       -279.61
---------------------------------------------------------------------------------------------------------------------------------
Freshman Marantz           183.00                                                  183.00
---------------------------------------------------------------------------------------------------------------------------------
Golden & Goldberg        2,794.80        116.45        116.45        116.45      2,445.45    Tenant has questioned operating
                                                                                             expenses, should resolve soon.
---------------------------------------------------------------------------------------------------------------------------------
Jaman, Khan & Assoc.     5,340.88      5,340.88                                              Tenant to pay 12/17.
---------------------------------------------------------------------------------------------------------------------------------
K & C Group, Inc.       54,888.79     13,689.01     13,689.01     13,374.71     14,136.06    Fung Lum wants to negotiate
                                                                                             a Lease and will pay balance due.
---------------------------------------------------------------------------------------------------------------------------------
Klein Mandelblatt          903.23                                                  903.25    Tenant disputing gross receipts tax.
---------------------------------------------------------------------------------------------------------------------------------
Ms Max                     -41.60        -41.60
---------------------------------------------------------------------------------------------------------------------------------
MSB Management Corp.    18,446.29      3,668.48      3,668.48      3,668.48      7,440.85    Tenant served Notice to pay or quit
                                                                                             12/11, will vacate year end.
---------------------------------------------------------------------------------------------------------------------------------
Schneider, Goldberg
  & Yuen                 1,850.00      1,850.00
---------------------------------------------------------------------------------------------------------------------------------
Southern California
  Savings              -13,074.20     -1,004.54     -2,131.58                   -7,806.50    Overpayment of operating expenses-
                                                                                             refund due.
---------------------------------------------------------------------------------------------------------------------------------
Stephen J. Buchaman     38,511.74                                               38,511.74    Tenant declared bankruptcy, W/O.
                                                                                             Paid $7,173.24.
---------------------------------------------------------------------------------------------------------------------------------
Steve Lerman               405.00        410.00         -5.00
---------------------------------------------------------------------------------------------------------------------------------
Successful Marketing
  Group                 20,502.47      3,013.96      3,013.96      3,018.96     11,455.59    Tenant evicted, do not expect
                                                                                             payment.
---------------------------------------------------------------------------------------------------------------------------------
Writer's Guild of
  America               27,122.76      4,520.46      4,520.46      4,520.46     13,561.38    Tenant disputing commencement date
                                                                                             of expansion due to City's parking
                                                                                             requirements.
---------------------------------------------------------------------------------------------------------------------------------
Totals                $163,498.75    $33,853.15    $23,855.10    $24,566.56    $81,223.94
---------------------------------------------------------------------------------------------------------------------------------

                              EXHIBIT J - 24 pages

   TN00R0-2.0                Rent Roll - December, 1997         Page: 1
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
2011 CORPORATION G.H. DEVELOPMENT      1,203                       $0.00           $0.00                 1997
1046                                                01-01-97   $2,165.40           $1.80                $0.00
W0362                                               36 Months      $0.00           $0.00                $0.00
                                                    12-31-99      $50.89           $0.04               ------
                                                              ----------          ------                $0.00
                                                               $2,216.29           $1.84

A. T. TRADE, INC.                      4,222                   $3,905.35           $0.93                 1997
1042                                                02-01-97   $3,905.35           $0.93                $0.00
E0715                                               60 Months      $0.00           $0.00                $0.00
                                                    01-31-02     $183.55           $0.04               ------
                                                              ----------          ------                $0.00
                                                               $7,994.25           $1.89

AEROFLOT                               1,160                   $1,910.00           $1.65                 1994
3002                                                05-06-94       $0.00           $0.00                $7.87
W0175                                               61 Months     $29.97           $0.03                $0.00
                                                    05-31-99      $45.59           $0.04               ------
                                                              ----------          ------                $7.87
                                                               $1,985.56           $1.71

AM. COMM. FOR SHAARE ZEDEK
  MS. CHERYL FREIDMAN                  1,896                   $3,223.20           $1.70                 1995
1004                                                12-20-95       $0.00           $0.00                $7.88
E0300                                               60 Months     $47.40           $0.03                $0.00
                                                    12-14-00      $76.86           $0.04               ------
                                                              ----------          ------                $7.88
                                                               $3,347.46           $1.77

AMERICAN CUSTOM COACHWORKS             3,433                   $6,481.08           $1.89                 1990
1008                                                01-01-94       $0.00           $0.00                $3.22
E0333                                                 M x M      $199.78           $0.06                $1.45
                                                                 $157.00           $0.05               ------
                                                              ----------          ------                $4.67
                                                               $6,837.86           $1.99

AMERICAN MARKET EXCHANGE CORP          1,980                   $1,881.00           $0.95                 1997
1057                                                10-29-97   $1,881.00           $0.95                $0.00
E0505                                               24 Months      $0.00           $0.00                $0.00
                                                    10-31-99      $88.41           $0.04               ------
                                                              ----------          ------                $0.00
                                                               $3,850.41           $1.94


Tenant Name                          -----------  Consumer price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
2011 CORPORATION G.H. DEVELOPMENT     01-01-97     2 Months Rent Abatement               $1,082.70
1046                                  03-01-97                                 $0.90     $1,082.70
W0362                                 07-01-97                                 $1.80     $2,165.40




A. T. TRADE, INC.                     08-01-97                                 $1.85     $7,810.70
1042
E0715




AEROFLOT
3002
W0175




AM. COMM. FOR SHAARE ZEDEK
  MS. CHERYL FREIDMAN
1004
E0300




AMERICAN CUSTOM COACHWORKS
1008
E0333




AMERICAN MARKET EXCHANGE CORP         11-29-97                                 $1.90     $3,762.00
1057
E0505

   TN00R0-2.0                Rent Roll - December, 1997         Page: 2
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                     Escalation          Rental
                                                                   Expense Recovery    Abatement     Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax      Starts      Oper. Exp.
Tenant Number                                         Term        Total Rental Rate    # of Months   Prop. Tax
Suite                               Rentable SF    Expiration    Mo. Dollars   $/SF    Mo. Amount      Total
=============                       ===========    ==========    ===================   ===========   =========
AMPERSAND FILMS/A&A, LLC DBA           1,907                     $  3,527.95   $1.85                    1997
 EVOLVE ENTERTAINMENT                               12-30-96     $      0.00   $0.00                   $ 0.00
1045                                                30 Months    $      0.00   $0.00                   $ 0.00
E0540                                               06-30-99     $     82.91   $0.04                   ------
                                                                 -----------   -----                   $ 0.00
                                                                 $  3,610.86   $1.89

ANCHOR CLINIC, INC. DRS. BICK &        2,838                     $ 2,823.81    $0.99                    1996
 ZIGHELBOIM                                         11-01-96     $ 2,991.73    $1.05                   $10.03
1038                                                61 Months    $     0.00    $0.00                   $ 0.00
E0605                                               11-30-01     $   136.67    $0.05                   ------
                                                                 ----------    -----                   $10.03
                                                                 $ 5,952.21    $2.10

ARDEN REALTY, LIMITED PARTNER          7,194                     $12,949.20    $1.80                    1995
1029                                                07-01-95     $     0.00    $0.00                   $ 7.88
E0700                                               60 Months    $   179.85    $0.03                   $ 0.00
                                                    06-30-00     $   308.53    $0.04                   ------
                                                                 ----------    -----                   $ 7.88
                                                                 $13,437.58    $1.87

VACANT SPACE
                                      12,436                     $24,872.00    $2.00
W0600                                                            $     0.00    $0.00                   $ 0.00
                                                                 $     0.00    $0.00                   $ 0.00
                                                                 $     0.00    $0.00                   ------
                                                                 ----------    -----                   $ 0.00
                                                                 $24,872.00    $2.00

BELLA KALINK                             605                     $ 1,210.00    $2.00                    1996
1002                                                06-01-96     $     0.00    $0.00                   $10.03
E0210                                               24 Months    $     0.00    $0.00                   $ 0.00
                                                    05-31-98     $    28.44    $0.05                   ------
                                                                 ----------    -----                   $10.03
                                                                 $ 1,238.44    $2.05

BOSLEY MEDICAL CENTER                  9,859                     $18,732.10    $1.90                    1995
1016                                                12-02-95     $   492.95    $0.05                   $ 7.16
E0900                                              121 Months    $   221.83    $0.02                   $ 0.00
                                                    12-30-05     $   457.00    $0.05                   ------
                                                                 ----------    -----                   $ 7.16
                                                                 $19,903.88    $2.02


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
AMPERSAND FILMSS/A&A, LLC DBA
 EVOLVE ENTERTAINMENT
1045
E0540

ANCHOR CLINIC, INC. DRS. BICK &       07-01-97                                 $1.99     $5,647.62
 ZIGHELBOIM                           11-01-97                                 $2.05     $5,815.54
1038                                  11-01-98                                 $2.11     $5,990.55
E0700                                 11-01-99                                 $2.17     $6,170.29


ARDEN REALTY, LIMITED PARTNER
1029
E0700




VACANT SPACE

W0600





BELLA KALINK
1002
E0210




BOSLEY MEDICAL CENTER                 12-01-97                                 $1.95    $19,225.05
1016                                  12-01-00                                 $2.25    $22,182.75
E0900

   TN00R0-2.0                Rent Roll - December, 1997         Page: 3
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                     Escalation          Rental
                                                                   Expense Recovery    Abatement     Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax      Starts      Oper. Exp.
Tenant Number                                         Term        Total Rental Rate    # of Months   Prop. Tax
Suite                               Rentable SF    Expiration    Mo. Dollars   $/SF    Mo. Amount      Total
=============                       ===========    ==========    ===================   ===========   =========
BOSLEY MEDICAL CENTER                  6,303                     $11,975.70    $1.90                   1995
1016                                                11-01-96          $0.00    $0.00                  $7.16
E0950                                               110 Months   $   141.82    $0.02                  $0.00
                                                    12-31-99     $   284.76    $0.05                  -----
                                                                 ----------    -----                  $7.16
                                                                 $12,402.28    $1.97

BOSLEY MEDICAL CENTER                      0                     $ 3,177.48    $0.00                    N/A
1016                                                12-02-95     $ 1,300.00-   $0.00                  $0.00
E0ZZZ TI REIMB/JANIT                               121 Months    $     0.00    $0.00                  $0.00
                                                    12-30-05     $     0.00    $0.00                  -----
                                                                 ----------    -----                  $0.00
                                                                 $ 1,877.48    $0.00

BOSLEY MEDICAL CENTER                 16,160                     $30,704.00    $1.90                   1995
1016                                                12-02-95     $   808.00    $0.05                  $7.16
E1000                                              121 Months    $   363.60    $0.02                  $0.00
                                                    12-30-05     $   749.08    $0.05                  -----
                                                                 ----------    -----                  $7.16
                                                                 $32,624.68    $2.02

BOSLEY MEDICAL CENTER
1016                                     260                     $   260.00    $1.00                    N/A
ST001 STORAGE                                       12-02-95     $     0.00    $0.00                  $0.00
                                                   121 Months    $     0.00    $0.00                  $0.00
                                                    12-30-05     $     6.11    $0.02                  -----
                                                                 ----------    -----                  $0.00
                                                                 $   266.11    $1.02

BOSLEY MEDICAL CENTER                    114                     $   142.50    $1.25                    N/A
1016                                                12-01-96     $     0.00    $0.00                  $0.00
ST013 STORAGE                                      109 Months    $     0.00    $0.00                  $0.00
                                                    12-30-05     $     3.35    $0.03                  -----
                                                                 ----------    -----                  $0.00
                                                                 $   145.85    $1.28

CANTOR AND COMPANY                     1,799                     $ 3,921.82    $2.18                   1993
1031                                                02-15-93     $     0.00    $0.00                  $8.03
E0445                                               60 Months    $     0.00    $0.00                  $1.81
                                                    02-14-98     $    92.16    $0.05                  -----
                                                                 ----------    -----                  $9.84
                                                                 $4,013.98     $2.23


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
BOSLEY MEDICAL CENTER
1016
E0950

BOSLEY MEDICAL CENTER                 12-02-95                                 $0.00     $1,877.48
1016
E0ZZZ TI TEIMB/JANIT

BOSLEY MEDICAL CENTER                 12-01-97                                 $1.95    $31,512.00
1016                                  12-01-00                                 $2.25    $36,360.00
E1000

BOSLEY MEDICAL CENTER
1016
ST001 STORAGE

BOSLEY MEDICAL CENTER
1016
ST013 STORAGE

CANTOR AND COMPANY
1031
E0445

   TN00R0-2.0                Rent Roll - December, 1997         Page: 4
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
CARGILE & COMPANY REALTORS               798                   $1,329.40           $1.67                 1997
1041                                                10-28-96   $    0.00           $0.00                $0.00
E0407                                               61 Months  $    0.00           $0.00                $0.00
                                                    11-30-01   $   31.24           $0.04                -----
                                                               ---------           -----                $0.00
                                                               $1,360.64           $1.71

CENTEK CAPITAL GROUP                   1,809                   $3,165.75           $1.75                 1997
1051                                                02-28-97   $    0.00           $0.00                $0.00
E0275                                               36 Months  $    0.00           $0.00                $0.00
                                                    02-28-00   $   74.40           $0.04                -----
                                                               ---------           -----                $0.00
                                                               $3,240.15           $1.79

DAN KLORES ASSOCIATES, INC.            1,557                   $2,880.45           $1.85                 1997
1044                                                01-15-97   $    0.00           $0.00                $0.00
E0503                                               24 Months  $    0.00           $0.00                $0.00
                                                    12-31-98   $   67.69           $0.04                -----
                                                               ---------           -----                $0.00
                                                               $2,948.14           $1.89

DR. CHARLES SADLER                     3,058                   $5,810.20           $1.90                 1997
1047                                                03-15-97   $    0.00           $0.00                $0.00
E0245                                              121 Months  $    0.00           $0.00                $0.00
                                                    03-31-07   $  136.54           $0.04                -----
                                                               ---------           -----                $0.00
                                                               $5,946.74           $1.94

DR. CYNTHIA CHABAY                     2,005                   $4,310.75           $2.15                 1992
3013                                                11-01-92   $  200.00           $0.10                $6.95
W0850                                               84 Months  $    0.00           $0.00                $2.88
                                                    10-31-99   $  106.01           $0.05                -----
                                                               ---------           -----                $9.83
                                                               $4,617.26           $2.30

DR. ELLIOT BLINDERMAN                  1,448                   $2,678.80           $1.85                  N/A
1007                                                03-01-95   $    0.00           $0.00                $0.00
E0312                                                M x M     $    0.00           $0.00                $0.00
                                                               $   62.95           $0.04                -----
                                                               ---------           -----                $0.00
                                                               $2,741.75           $1.89


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
CARGILE & COMPANY REALTORS            10-28-96     1 Months Rent Abatement               $1,329.40
1041
E0407




CENTEK CAPITAL GROUP
1051
E0275




DAN KLORES ASSOCIATES, INC.           01-15-98                                 $1.90     $2,958.30
1044
E0503




DR. CHARLES SADLER
1047
E0245




DR. CYNTHIA CHABAY                    11-01-96                                 $2.20     $4,411.00
3013                                  11-01-97                                 $2.25     $4,511.25
W0850                                 11-01-98                                 $2.30     $4,611.50




DR. ELLIOT BLINDERMAN
1007
E0312

   TN00R0-2.0                Rent Roll - December, 1997         Page: 5
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
DR. GERALD MELLS                          2,228                $4,690.77          $2.11                  1993
3006                                               04-12-93    $    0.00          $0.00                 $8.03
W0330                                              61 Months   $    0.00          $0.00                 $1.81
                                                   04-30-98    $    0.00          $0.00                 -----
                                                               ---------          ------                $9.84
                                                               $4,690.77          $2.11

DR. ISAAC REGEV                           1,607                $3,374.70          $2.10                  1997
3012                                               10-15-92    $    0.00          $0.00                 $0.00
W0844                                              97 Months   $    0.00          $0.00                 $0.00
                                                   10-31-00    $   79.31          $0.05                 -----
                                                               ---------          -----                 $0.00
                                                               $3,454.01          $2.15

DR. MARIE SZCZURAK                        1,015                $1,806.70          $1.78                  1995
1006                                               10-23-95    $    0.00          $0.00                 $7.88
E0310                                              60 Months   $   25.38          $0.03                 $0.00
                                                   10-31-00    $   43.05          $0.04                 -----
                                                               ---------          -----                 $7.88
                                                               $1,875.13          $1.85

DR. RAFIK SARKISSIAN                      1,778                $2,603.70          $1.46                  1995
1018                                               06-01-92    $    0.00          $0.00                 $7.88
E0431                                              74 Months   $   44.45          $0.03                 $0.00
                                                   07-31-98    $   62.23          $0.03                 -----
                                                               ---------          -----                 $7.88
                                                               $2,710.38          $1.52

DR. STEPHEN B. FIERSTEIN                  2,713                $4,476.45          $1.65
1056                                               12-01-97    $    0.00          $0.00                 $0.00
R0145                                              120 Months  $    0.00          $0.00                 $0.00
                                                   11-30-07    $  105.20          $0.04                 -----
                                                               ---------          -----                 $0.00
                                                               $4,581.65          $1.69

DR. STEPHEN P. SCHALL                     1,887                $4,245.75          $2.25                  1994
3014                                               08-22-94    $    0.00          $0.00                 $7.87
W0852                                              60 Months   $   48.75          $0.03                 $0.00
                                                   08-31-99    $  100.92          $0.05                 -----
                                                               ---------          -----                 $7.87
                                                               $4,395.42          $2.33


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
DR. STEPHEN B. FIERSTEIN              06-01-00                                 $1.75     $4,747.75
1056                                  12-01-02                                 $1.85     $5,019.05
R0145                                 06-01-04                                 $1.95     $5,290.35

   TN00R0-2.0                Rent Roll - December, 1997         Page: 6
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
DR. WILLIAM TANNER                    1,518                    $ 4,322.48          $2.85                 1989
3009                                                04-01-89   $     0.00          $0.00                $2.26
W0363                                               120 Months $   106.76          $0.07                $0.90
                                                     3-31-99   $   104.09          $0.07               ------
                                                               ----------         ------                $3.16
                                                               $ 4,533.33          $2.99

DRS. DEWHIRTS & BROWNSON               2,488                   $ 5,871,80          $2.36                 1993
1005                                                02-22-93   $     0.00          $0.00                $8.03
E0301                                               120 Months $     0.00          $0.00                $1.82
                                                    02-21-03   $     0.00          $0.00               ------
                                                               ----------         ------                $9.85
                                                               $ 5,871.80          $2.36

ENGINEERING STORAGE AREA                  32                   $     0.00          $0.00                  N/A
1030                                                01-01-96   $     0.00          $0.00                $0.00
ES1BL STORAGE                                       M X M      $     0.00          $0.00                $0.00
                                                               $     0.00          $0.00               ------
                                                               ----------         ------                $0.00
                                                               $     0.00          $0.00

FIDELITY NATIONAL TITLE
1050                                   2,190                   $ 1,916.25          $0.88                 1997
W0890                                               04-12-97   $ 1,916.25          $0.88                $0.00
                                                    61 Months  $     0.00          $0.00                $0.00
                                                    05-11-02   $    90.06          $0.04               ------
                                                               ----------         ------                $0.00
                                                               $ 3,922.56          $1.79

FINEMAN, NITZBERG & WEST                 520                   $   371.14          $0.71                  N/A
  AKA FINEMAN WEST & COMP                           07-29-94   $     0.00          $0.00                $0.00
3003                                                60 Months  $     0.00          $0.00                $0.00
ST006 STORAGE                                       07-31-99   $     8.72          $0.02               ------
                                                               ----------         ------                $0.00
                                                               $   379.86          $0.73

FINEMAN, NITZBERG & WEST               9,520                   $16,660.00          $1.75                 1994
  AKA FINEMAN WEST & COMP                           07-29-94   $     0.00          $0.00                $7.87
3003                                                60 Months  $   245.93          $0.03                $0.00
W0240                                               07-31-99   $  $397.29          $0.04               ------
                                                               ----------         ------                $7.87
                                                               $17,303.22          $1.82


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
DR. WILLIAM TANNER
3009
W0363




DRS. DEWHIRTS & BROWNSON              02-22-98                                 $2.50     $6,220.00
1005                                  02-22-99                                 $2.60     $6,468.80
E0301                                 02-22-00                                 $2.70     $6,717.60
                                      02-22-01                                 $2.80     $6,966.40



ENGINEERING STORAGE AREA
1030
ES1BL STORAGE




FIDELITY NATIONAL TITLE               05-12-97                                 $1.75     $3,832.50
1050                                  10-12-99                                 $1.93     $4,226.70
W0890





FINEMAN, NITZBERG & WEST
  AKA FINEMAN WEST & COMP
30033
ST006 STORAGE



FINEMAN, NITZBERG & WEST
  AKA FINEMAN WEST & COMP
3003
W0240



   TN00R0-2.0                Rent Roll - December, 1997         Page: 7
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
FIRST FEDERAL CREDIT CORP                     0               $ 3,167.20          $0.00                  1995
1020                                                03-01-96  $     0.00          $0.00                 $0.00
E0501                                               60 Months $    42.80          $0.00                 $0.00
                                                    02-28-01  $    75.44          $0.00                 -----
                                                              ----------          -----                 $0.00
                                                              $ 3,285.44          $0.00

FIRST FIDELITY CAPITAL                    2,000               $ 1,850.00          $0.93                  1997
1053                                                08-01-97  $ 1,850.00          $0.93                 $0.00
W0437                                               63 Months $     0.00          $0.00                 $0.00
                                                    10-31-02  $    86.95          $0.04                 -----
                                                              ----------          -----                 $0.00
                                                              $ 3,786.95          $1.89

FRESHMAN MARANTZ                         16,476               $26,691.12          $1.62                  1996
1015                                                08-01-96  $     0.00          $0.00                 $9.33
E0800                                              120 Months $     0.00          $0.00                 $0.00
                                                    07-31-06  $   627.24          $0.04                 -----
                                                              ----------          -----                 $9.33
                                                              $27,318.36          $1.66


FRESHMAN MARANTZ                            120               $   150.00          $1.25                   N/A
1015                                                07-01-97  $     0.00          $0.00                 $0.00
ST008 STORAGE                                      109 Months $     0.00          $0.00                 $0.00
                                                    07-31-06  $     3.53          $0.03                 -----
                                                              ----------          -----                 $0.00
                                                              $   153.53          $1.28

FRESHMAN MARANTZ                            416               $   478.40          $1.15                   N/A
1015                                                08-01-96  $     0.00          $0.00                 $0.00
ST002 STORAGE                                      120 Months $     0.00          $0.00                 $0.00
                                                    07-31-06  $    11.24          $0.03                 -----
                                                              ----------          -----                 $0.00
                                                              $   489.64          $1.18

GERNSBACHER & MCGARRIGLE                  2,675               $ 4,815.00          $1.80                  1995
1035                                                07-01-95  $     0.00          $0.00                 $7.88
E0710                                               60 Months $    66.88          $0.03                 $0.00
                                                    06-30-00  $   114.72          $0.04                 -----
                                                              ----------          -----                 $7.88
                                                              $ 4,996.60          $1.87


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
FIRST FEDERAL CREDIT CORP
1020
E0501




FIRST FIDELITY CAPITAL                11-01-97                                 $1.85     $3,700.00
1053
W0437




FRESHMAN MARANTZ
1015
E0800





FRESHMAN MARANTZ
1015
ST008 STORAGE




FRESHMAN MARANTZ
1015
ST002 STORAGE




GERNSBACHER & MCGARRIGLE
1035
E0710

   TN00R0-2.0                Rent Roll - December, 1997         Page: 8
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
GERNSBACHER & MCGARRIGLE                 102                  $   127.50           $1.25                  N/A
1035                                                11-01-96  $     0.00           $0.00                $0.00
ST018  STORAGE                                      44 Months $     0.00           $0.00                $0.00
                                                    06-30-00  $     3.00           $0.03                -----
                                                              ----------           -----                $0.00
                                                              $   130.50           $1.28

GOLDEN & GOLDBERG                      4,658                  $ 7,918.60           $1.70                 1995
1019                                                01-15-95  $     0.00           $0.00                $7.88
E0455                                               66 Months $     0.00           $0.00                $0.00
                                                    07-15-00  $     0.00           $0.00                -----
                                                              ----------           -----                $7.88
                                                              $ 7,918.60           $1.70

GOLDEN & GOLDBERG                          0                  $    97.50           $0.00                  N/A
1019                                                02-01-96  $     0.00           $0.00                $0.00
EZZZZ  TI  REIMBURSEMENT                            53 Months $     0.00           $0.00                $0.00
                                                    07-15-00  $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $    97.50           $0.00

GOLDEN & GOLDBERG                        384                  $   384.00           $1.00                  N/A
1019                                                01-15-95  $     0.00           $0.00                $0.00
ST7&9  STORAGE                                      66 Months $     0.00           $0.00                $0.00
                                                    07-15-00  $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $   384.00           $1.00

GRANT & TANI, INC                        241                  $   241.00           $1.00                  N/A
3016                                                04-01-93  $     0.00           $0.00                $0.00
ST012  STORAGE                                      84 Months $     0.00           $0.00                $0.00
                                                    03-31-00  $     5.66           $0.02                -----
                                                               ---------           -----                $0.00
                                                              $   246.66           $1.02

GRANT & TANI, INC                      6,190                  $11,761.00           $1.90                 1995
3016                                                04-01-93  $     0.00           $0.00                $7.88
W1000                                               84 Months $   154.75           $0.03                $0.00
                                                    03-31-00  $   280.02           $0.05                -----
                                                              ----------           -----                $7.88
                                                              $12,195.77           $1.97


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
GERNSBACHER & MCGARRIGLE
1035
ST018  STORAGE




GOLDEN & GOLDBERG
1019
E0455




GOLDEN & GOLDBERG
1019
EZZZZ  TI  REIMBURSEMENT




GOLDEN & GOLDBERG
1019
ST7&9  STORAGE




GRANT & TANI, INC
3016
ST012  STORAGE




GRANT & TANI, INC
3016
W1000


   TN00R0-2.0                Rent Roll - December, 1997         Page: 9
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
GRANT & TANI, INC.                     1,867                   $ 1,773.65          $0.95                 1996
3016                                                02-01-97   $ 1,204.60          $0.65               $ 0.00
W1050                                               38 Months  $     0.00          $0.00               $ 0.00
                                                    03-31-00   $    69.99          $0.04               ------
                                                               ----------          -----               $ 0.00
                                                               $ 3,048.24          $1.63

INVESTORS TITLE COMPANY                1,901                   $ 3,802.00          $2.00                 1992
1009                                                02-07-92   $     0.00          $0.00               $ 6.95
E0345                                               61 Months  $     0.00          $0.00               $ 2.88
                                                    21-31-97   $    89.35          $0.05               ------
                                                               ----------          -----               $ 9.83
                                                               $ 3,891.35          $2.05

JAMAN, KAHN & ASSOC.                   2,729                   $ 5,103.23          $1.87                 1996
1037                                                06-15-96   $     0.00          $0.00               $10.03
E0208                                               60 Months  $     0.00          $0.00               $ 0.00
                                                    06-30-01   $   119.93          $0.04               ------
                                                               ----------          -----               $10.03
                                                               $ 5,223.16          $1.91

JAMAN, KAHN & ASSOC.                      92                   $   115.00          $1.37                  N/A
1037                                                01-01-97   $     0.00          $0.00               $ 0.00
ST010 STORAGE                                       54 Months  $     0.00          $0.00               $ 0.00
                                                    06-30-01   $     2.70          $0.03               ------
                                                               ----------          -----               $ 0.88
                                                               $   117.70          $1.28

JOHN WRIGHT PUBLISHING, INC.           1,798                   $ 1,889.55          $1.05                 1997
1055                                                08-01-97   $ 1,889.55          $1.05               $ 0.00
W0350                                               36 Months       $0.00          $0.00               $ 0.00
                                                    07-31-00   $   $88.81          $0.05               ------
                                                               ----------          -----               $ 0.00
                                                               $ 3,867.91          $2.15

K & C GROUP, INC.                      6,395                   $10,848.10          $1.70                  NNN
2001                                                02-05-88   $   784.20          $0.12               $ 0.00
R0151                                               126 Months $ 1,564.41          $0.24               $ 0.00
                                                    08-03-98   $   310.12          $0.05               ------
                                                               ----------          -----               $ 0.00
                                                               $13,506.83          $2.11


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
GRANT & TANI, INC.                    06-01-97                                 $1.60     $2,978.25
3016                                  02-01-98                                 $1.90     $3,547.30
W1050




INVESTORS TITLE COMPANY
1009
E0345




JAMAN, KAHN & ASSOC.                  06-15-96    1 Months Rent Abatement                $4,164.73
1037
E0208




JAMAN, KAHN & ASSOC.
1037
ST010 STORAGE




JOHN WRIGHT PUBLISHING, INC.          09-01-97                                 $2.10     $3,779.10
1055
W0350




K & C GROUP, INC.                     12-01-96                                 $1.82    $11,632.30
2001
R0151


   TN00R0-2.0                Rent Roll - December, 1997         Page: 10
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
K&C GROUP, INC.                          178                  $   178.00           $1.00                  N/A
2001                                                02-05-88  $     0.00           $0.00               $ 0.00
ST011 STORAGE                                      126 Months $     0.00           $0.00               $ 0.00
                                                    08-03-98  $     4.18           $0.02               ------
                                                              ----------           -----               $ 0.00
                                                              $   182.18           $1.02

KLEIN, MANDELBLATT & CO                2,298                  $ 4,182.36           $1.82                 1996
3004                                                08-25-96  $     0.00           $0.00               $10.03
W0250                                               60 Months $     0.00           $0.00               $ 0.00
                                                    08-30-01  $     0.00           $0.00               ------
                                                              ----------           -----               $10.03
                                                              $ 4,182.36           $1.82

KOLODNY & ANTEAU                       2,021                  $ 1,818.90           $0.90                 1997
1049                                                04-21-97  $ 1,818.90           $0.90               $ 0.00
W0840                                              120 Months $     0.00           $0.00               $ 0.00
                                                    04-30-07  $    85.49           $0.04               ------
                                                              ----------           -----               $ 0.00
                                                              $ 3,723.29           $1.84

KOLODNY & ANTEAU
1049                                  11,813                  $10,631.70           $0.90                 1997
W0900                                               04-21-97  $10,631.70           $0.90               $ 0.00
                                                   120 Months $     0.00           $0.00               $ 0.00
                                                    04-30-07  $   499.69           $0.04               ------
                                                              ----------           -----               $ 0.00
                                                              $21,763.09           $1.84

LPG USA, INC.                          1,865                  $ 1,773.75           $0.95                 1997
1043                                                05-09-97  $     0.00           $0.00               $ 0.00
E0502  SUITE 501E                                   61 Months $     0.00           $0.00               $ 0.00
                                                    05-31-02  $    41.68           $0.02               ------
                                                              ----------           -----               $ 0.00
                                                              $ 1,815.43           $0.97

MAAZDA TRAVEL                          1,633                  $ 3,674.25           $2.25                 1993
1013                                                07-01-93  $     0.00           $0.00               $ 8.03
E0423                                               60 Months $     0.00           $0.00               $ 1.81
                                                    06-30-98  $    86.34           $0.05               ------
                                                              ----------           -----               $ 9.84
                                                              $ 3,760.59           $2.30


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
K&C GROUP, INC.
2001
ST011 STORAGE




KLEIN, MANDELBLATT & CO               10-01-96     2 Months Rent Abatement              $ 2,091.18
3004
W0250




KOLODNY & ANTEAU                      10-21-97                                 $1.80    $ 3,637.80
1049                                  10-21-99                                 $2.00    $ 4,042.00
W0840




KOLODNY & ANTEAU                      10-21-97                                 $1.80    $21,263.40
1049                                  10-21-99                                 $2.00    $23,626.00
W0900





LPG USA, INC.                         09-09-98                                 $1.36    $ 2,537.45
1043                                  10-09-98                                 $1.85    $ 3,452.25
E0502  SUITE 501E




MAAZDA TRAVEL
1013
E0423
E0333


   TN00R0-2.0                Rent Roll - December, 1997         Page: 11
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
MAGIC JOHNSON ENTERPRISES              3,057                   $5,808.30           $1.90                 1994
3017                                                12-01-94   $    0.00           $0.00               $ 7.87
W1060                                               56 Months  $   78.97           $0.03               $ 0.00
                                                    07-31-99   $  138.35           $0.05               ------
                                                               ---------           -----               $ 7.87
                                                               $6,025.62           $1.97

MARKETING MIX, INC                     2,562                   $4,739.70           $1.85                 1997
1052                                                03-08-97   $    0.00           $0.00               $ 0.00
E0404                                               64 Months  $    0.00           $0.00               $ 0.00
                                                    06-30-02   $  111.38           $0.04               ------
                                                               ---------           -----               $ 0.00
                                                               $4,851.08           $1.89

MARTIN MANAGEMENT                      2,805                   $4,375.80           $1.56                 1996
1010                                                12-01-95   $  392.70           $0.14               $10.03
E0401                                               61 Months  $    0.00           $0.00               $ 0.00
                                                    12-30-00   $  112.06           $0.04               ------
                                                               ---------           -----               $10.03
                                                               $4,880.56           $1.74

MCDERMOTT, BOROCZI & SMITHYMAN         1,187                   $2,017.90           $1.70                 1997
1048                                                05-01-97   $    0.00           $0.00               $ 0.00
W0360                                               61 Months  $    0.00           $0.00               $ 0.00
                                                    06-14-02   $   47.42           $0.04               ------
                                                               ---------           -----               $ 0.00
                                                               $2,065.32           $1.74

VACANT SPACE                           1,827                   $3,654.00           $2.00

E0665                                                          $    0.00           $0.00               $ 0.00
                                                               $    0.00           $0.00               $ 0.00
                                                               $    0.00           $0.00               ------
                                                               ---------          ------               $ 0.00
                                                               $3,654.00           $2.00

MS MAX                                   826                   $1,599.00           $1.94                 1995
1023                                                07-20-95   $    0.00           $0.00               $ 7.88
E0515                                               36 Months  $   20.65           $0.03               $ 0.00
                                                    07-20-98   $   38.06           $0.05               ------
                                                               ---------           -----               $ 7.88
                                                               $1,657.71           $2.01


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
MAGIC JOHNSON ENTERPRISES
3017
W1060




MARKETING MIX, INC                    03-08-97     3 Months Rent Abatement               $4,739.70
1052
E0404




MARTIN MANAGEMENT                     12-01-96                                 $1.70     $4,768.50
1010                                  06-01-98                                 $1.96     $5,497.80
E0401




MCDERMOTT, BOROCZI & SMITHYMAN        05-01-97     1 Months Rent Abatement               $2,017.90
1048                                  06-01-97     1 Months Rent Abatement               $1,008.95
W0360                                 12-15-99                                 $1.85     $2,195.95




VACANT SPACE

E0665





MS MAX
1023
E0515


   TN00R0-2.0                Rent Roll - December, 1997         Page: 12
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
MSB MANAGEMENT CORP                    1,770                   $3,363.00           $1.90                 1995
1022                                                10-30-95   $  177.00           $0.10                $7.88
E0509                                               30 Months  $   44.25           $0.03                $0.00
                                                    04-30-98   $   84.23           $0.05                -----
                                                               ---------           -----                $7.88
                                                               $3,668.48           $2.07

NEIL KAYE                              1,867                   $2,243.51           $1.20                 1995
3001                                                12-05-95   $1,288.23           $0.69                $7.16
W0101 DELI, GR-11, 1,047 SF                         85 Months  $   23.56           $0.01                $0.00
                                                    12-31-02   $   83.55           $0.04                -----
                                                               ---------           -----                $7.16
                                                               $3,638,85           $1.95

NEIL KAYE                                  0                   $    0.00           $0.00                 1995
3001                                                12-05-95   $    0.00           $0.00                $7.16
W0102 SUNDRY, GR-15, 820 SF                         85 Months  $   18.45           $0.00                $0.00
                                                    12-31-02   $    0.43           $0.00                -----
                                                               ---------           -----                $7.16
                                                               $   18.88           $0.00

VACANT SPACE                           3,343                   $6,686.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0601                                                          $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00                -----
                                                               ---------           -----                $0.00
                                                               $6,686.00           $2.00

OFFICE OF THE BUILDING                 1,471                   $    0.00           $0.00                  N/A
1036                                           12-20-96        $    0.00           $0.00                $0.00
E0535                                          M x M           $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00                -----
                                                               ---------           -----                $0.00
                                                               $    0.00           $0.00

RICHARD FRAADE/GARY WOLFE              2,590                   $4,532.50           $1.75                 1996
RICHARD FRAADE                                 07-01-94        $    0.00           $0.00                $9.33
1032                                           48 Months       $    0.00           $0.00                $0.00
E0530                                          06-30-98        $  106.51           $0.04                -----
                                                               ---------           -----                $9.33
                                                               $4,639.01           $1.79



Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
MSB MANAGEMENT CORP                   05-01-97                                 $2.00     $3,540.00
1022
E0509

NEIL KAYE                             12-01-96                                 $1.89     $3,531.74
3001                                  12-01-98                                 $1.55     $2,893.85
W0101 DELI, GR-11, 1,047 SF           12-01-99                                 $1.95     $3,640.65

NEIL KAYE
3001
W0102 SUNDRY, GR-15, 820 SF

VACANT SPACE
E0601

OFFICE OF THE BUILDING
1036
E0535

RICHARD FRAADE/GARY WOLFE
RICHARD FRAADE
1032
E0530

   TN00R0-2.0                Rent Roll - December, 1997         Page: 13
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement     Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts      Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months     Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount       Total
=============                       ===========    ==========  ========================  ===========    ==========
RICHARD FRAADE/
  GARY WOLFE RICHARD FRAADE               96                   $    96.00      $1.00                         N/A
1032                                                07-01-94   $     0.00      $0.00                       $0.00
ST016 STORAGE                                       48 Months  $     0.00      $0.00                       $0.00
                                                    06-30-98   $     2.26      $0.02                       -----
                                                               ----------      -----                       $0.00
                                                               $    98.26      $1.02

SCHNEIDER, GOLDBERG & YUEN
  C/O ANU KHANDELWAL                     236                   $   295.00      $1.25                         N/A
3019                                                07-01-95   $     0.00      $0.00                       $0.00
ST014 STORAGE                                       63 Months  $     0.00      $0.00                       $0.00
                                                    09-30-00   $     0.00      $0.00                      ------
                                                               ----------      -----                       $0.00
                                                               $   295.00      $1.25

SCHNEIDER, GOLDEBERG & YUEN
  C/O ANU KHANDELWAL                  11,852                   $20,148.40      $1.70                        1995
3019                                                07-01-95   $     0.00      $0.00                       $7.88
W0700                                               63 Months  $   296.30      $0.02                       $0.00
                                                    09-30-00   $     0.00      $0.00                       -----
                                                               ----------      -----                       $7.88
                                                               $20,444.70      $1.73

SOUTHERN CALIFORNIA SAVINGS
  MS. DIANE DEEB - COR                16,252                   $ 8,856,16      $0.54                         N/A
1000                                                04-01-70   $     0.00      $0.00                       $0.00
E0100                                              360 Months  $ 4,300.27      $0.26                       $0.91
                                                    03-31-00   $   309.18      $0.02                       -----
                                                               ----------      -----                       $0.91
                                                               $13,465.61      $0.83

SOUTHERN CALIFORNIA SAVINGS
  MS. DIANE DEEB - COR                     0                   $ 2,859.13      $0.00                         N/A
1000                                                 04-01-70  $   114.37      $0.00                       $0.00
ESIGN SIGNAGE                                       360 Months $     0.00      $0.00                       $0.00
                                                     03-31-00  $    69.88      $0.00                       -----
                                                               ----------      -----                       $0.00
                                                               $ 3,043.38      $0.00

SOUTHERN CALIFORNIA SAVINGS
  MS. DIANE DEEB - COR                   461                   $     0.00      $0.00                         N/A
1000                                                04-01-70   $     0.00      $0.00                       $0.00
RST15 STORAGE                                      360 Months  $     0.00      $0.00                       $0.00
                                                    03-31-00   $     0.00      $0.00                       -----
                                                               ----------      -----                       $0.00
                                                               $     0.00      $0.00


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
RICHARD FRAADE/
  GARY WOLFE RICHARD FRAADE
1032
ST016 STORAGE

SCHNEIDER, GOLDBERG & YUEN
  C/O ANU KHANDELWAL
3019
ST014 STORAGE

SCHNEIDER, GOLDEBERG & YUEN
  C/O ANU KHANDELWAL
3019
W0700

SOUTHERN CALIFORNIA SAVINGS
  MS. DIANE DEEB - COR
1000
E0100

SOUTHERN CALIFORNIA SAVINGS           01-01-97    P   0.00%    0.00%    0.00%  $0.00     $2,973.50
  MS. DIANE DEEB - COR                01-01-98    P   0.00%    0.00%    0.00%  $0.00     $3,092.42
1000                                  01-01-99    P   0.00%    0.00%    0.00%  $0.00     $3,216.12
ESIGN SIGNAGE                         01-01-00    P   0.00%    0.00%    0.00%  $0.00     $3,344.76

SOUTHERN CALIFORNIA SAVINGS
  MS. DIANE DEEB - COR
1000
RST15 STORAGE


   TN00R0-2.0                Rent Roll - December, 1997         Page: 14
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement    Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts     Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months   Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount     Total
=============                       ===========    ==========  ========================  ===========   ==========
SOUTHERN CALIFORNIA SAVINGS
MS. DIANE DEEB - COR                        749                  $ 1,299.28      $1.73                      N/A
1000                                                04-01-70     $    26.29      $0.04                   $ 0.00
ST3-5  STORAGE                                     360 Months    $     0.00      $0.00                   $ 0.00
                                                    03-31-00     $    31.15      $0.04                   ------
                                                                 ----------      -----                   $ 0.00
                                                                 $ 1,356.72      $1.81

STEVE LERMAN                              3,594                  $ 7,008.54      $1.95                     1996
1001                                                12-01-95     $     0.00      $0.00                   $10.03
E0201                                               60 Months    $     0.00      $0.00                   $ 0.00
                                                    11-30-00     $   164.70      $0.05                   ------
                                                                 ----------      -----                   $10.03
                                                                 $ 7,173.24      $2.00

SUCCESSFUL MARKETING GROUP                1,168                  $ 1,472.38      $0.91                     1996
1040                                                08-08-96     $ 1,472.38      $0.91                   $10.03
E0517                                               25 Months    $     0.00      $0.00                   $ 0.00
                                                    08-31-98     $    69.20      $0.04                   ------
                                                                 ----------      -----                   $10.03
                                                                 $ 3,013.96      $1.86

THE MANAGEMENT GROUP DBA
THE MANDEL COMPANY                        2,270                  $ 4,086.00      $1.80                     1995
1014                                                05-01-95     $     0.00      $0.00                   $ 7.88
E0725                                               84 Months    $    56.75      $0.03                   $ 0.00
                                                    04-30-02     $    97.35      $0.04                   ------
                                                                 ----------      -----                   $ 7.88
                                                                 $ 4,240.10      $1.87

THE MANAGEMENT GROUP DBA                  1,400                  $ 2,45O.00      $1.75                     1997
THE MANDEL COMPANY                                  05-01-97     $     0.00      $0.00                   $ 0.00
1014                                                60 Months    $     0.00      $0.00                   $ 0.00
E0726 MANDEL EXPANSION                              04-30-02     $    57.58      $0.04                   ------
                                                                 ----------      -----                   $ 0.00
                                                                 $ 2,507.58      $1.79

UNIVERSAL TRADE AND TOURISM, I              442                  $   882.00      $2.00                     1997
1054                                                05-01-97     $     0.00      $0.00                   $ 0.00
W0361                                               12 Months    $     0.00      $0.00                   $ 0.00
                                                    04-30-98     $    20.73      $0.05                   ------
                                                                 ----------      -----                   $ 0.00
                                                                 $   902.73      $2.04


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
SOUTHERN CALIFORNIA SAVINGS           01-01-97       P  100.00%  0.0%   0.0%   $1.77     $1,325.57
MS. DIANE DEEB - COR
1000
ST3-5  STORAGE


STEVE LERMAN
1001
E0201


SUCCESSFUL MARKETING GROUP            03-08-97                                 $0.97     $1,562.59
1040                                  04-08-97                                 $1.82     $2,944.76
E0517


THE MANAGEMENT GROUP DBA
THE MANDEL COMPANY
1014
E0725


THE MANAGEMENT GROUP DBA
THE MANDEL COMPANY
1014
E0726 MANDEL EXPANSION


UNIVERSAL TRADE AND TOURISM, I
1054
W0361


   TN00R0-2.0                Rent Roll - December, 1997         Page: 15
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement     Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts      Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months     Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount       Total
=============                       ===========    ==========  ========================  ===========    ==========
WARREN ZIDE DBA: HAM & EGGS            1,517                    $ 2,654.75        $1.75                    1996
1039                                                08-01-96    $     0.00        $0.00                  $10.03
E0615                                               36 Months   $     0.00        $0.00                  $ 0.00
                                                    07-31-99    $    62.39        $0.04                  ------
                                                                ----------        -----                  $10.03
                                                                $ 2,717.14        $1.79

WEST COAST GROUND SERVICES             1,750                    $ 3,182.50        $1.82                    1994
1028                                                05-01-96    $     0.00        $0.00                  $ 7.87
E0616                                               37 Months   $    45.21        $0.03                  $ 0.00
                                                    05-31-99    $    75.85        $0.04                  ------
                                                                ----------        -----                  $ 7.87
                                                                $ 3,303.56        $1.89

WEST COAST GROUND SERVICES               993                    $ 1,737.75        $1.75                    1994
3015                                                05-06-94    $     0.00        $0.00                  $ 7.87
W0880                                               61 Months   $    25.65        $0.03                  $ 0.00
                                                    05-31-99    $    41.44        $0.04                  ------
                                                                ----------        -----                  $ 7.87
                                                                $ 1,804.84        $1.82

WILSHIRE PR & ADVERTISING              1,314                    $ 2,825.10        $2.15                    1992
1003                                                02-01-93    $     0.00        $0.00                  $ 6.95
E0225                                               60 Months   $     0.00        $0.00                  $ 2.88
                                                    01-31-98    $    66.39        $0.05                  ------
                                                                ----------        -----                  $ 9.83
                                                                $ 2,891.49        $2.20

WRITER'S GUILD OF AMERICA              7,339                    $10,396.92        $1.42                    1997
2000                                                11-01-91    $    48.92-       $0.01-                 $ 0.00
R0135                                              243 Months   $     0.00        $0.00                  $ 0.00
                                                    01-31-12    $     0.00        $0.00                  ------
                                                                ----------        -----                  $ 9.83
                                                                $10,348.00        $1.41

WRITER'S GUILD OF AMERICA              3,206                    $ 4,520.46        $1.41                    1997
2000                                                07-01-97    $     0.00        $0.00                  $ 0.00
R0143 RETAIL VACANT                                175 Months   $     0.00        $0.00                  $ 0.00
                                                    01-31-12    $     0.00        $0.00                  ------
                                                                ----------        -----                  $ 0.00
                                                                $ 4,520.46        $1.41


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
WARREN ZIDE DBA: HAM & EGGS           08-01-96     4 Months Rent Abatement               $1,327.37
1039
E0615




WEST COAST GROUND SERVICES
1028
E0616




WEST COAST GROUND SERVICES
3015
W0880




WILSHIRE PR & ADVERTISING
1003
E0225




WRITER'S GUILD OF AMERICA             11-01-96                                 $1.75    $12,843.25
2000                                  02-01-97                                 $1.41    $10,348.00
R0135                                 02-01-02                                 $1.62    $11,889.18
                                      02-01-07                                 $1.84    $13,503.76



WRITER'S GUILD OF AMERICA
2000                                  07-01-02                                 $1.62    $ 5,193.72
R0143 RETAIL VACANT                   07-01-07                                 $1.84    $ 5,899.04


   TN00R0-2.0                Rent Roll - December, 1997         Page: 16
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
VACANT SPACE                             247                  $   494.00           $2.00
                                                              $     0.00           $0.00                $0.00
E0255  MAIL ROOM                                              $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $   494.00           $2.00

VACANT SPACE                           4,739                  $ 9,478.00           $2.00
                                                              $     0.00           $0.00                $0.00
E0265  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 9,478.00           $2.00

VACANT SPACE                           1,637                  $ 3,274,00           $2.00
                                                              $     0.00           $0.00                $0.00
E0270  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 3,274.00           $2.00

VACANT SPACE                           1,532                  $ 3,064.00           $2.00
                                                              $     0.00           $0.00                $0.00
E0305  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 3,064.00           $2.00

VACANT SPACE                           5,820                  $11,640.00           $2.00
                                                              $     0.00           $0.00                $0.00
E0350 VACANT                                                  $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $11,640.00           $2.00

VACANT SPACE                             748                  $ 1,496.00           $2.00
                                                              $     0.00           $0.00                $0.00
E0408                                                         $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 1,496.00           $2.00


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
VACANT SPACE

E0255  MAIL ROOM




VACANT SPACE

E0265  VACANT




VACANT SPACE

E0270  VACANT




VACANT SPACE

E0305  VACANT




VACANT SPACE

E0350 VACANT




VACANT SPACE

E0408




   TN00R0-2.0                Rent Roll - December, 1997         Page: 17
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
VACANT SPACE                           1,497                   $2,994.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0435  VACANT                                                  $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $2,994.00           $2.00

VACANT SPACE                           1,285                   $2,570.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0450  VACANT                                                  $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $2,570.00           $2.00

VACANT SPACE                           4,279                   $8,558.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0520  VACANT                                                  $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $8,558.00           $2.00

VACANT SPACE                           1,609                   $3,218.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0630  VACANT                                                  $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $3,218.00           $2.00

VACANT SPACE                           1,036                   $2,072.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0655  VACANT                                                  $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $2,072.00           $2.00

VACANT SPACE                           4,579                   $9,158.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0660  VACANT                                                  $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $9,158.00           $2.00


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
VACANT SPACE

E0435  VACANT




VACANT SPACE

E0450  VACANT




VACANT SPACE

E0520  VACANT




VACANT SPACE

E0630  VACANT




VACANT SPACE

E0655  VACANT




VACANT SPACE

E0660  VACANT


   TN00R0-2.0                Rent Roll - December, 1997         Page: 18
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
VACANT SPACE                           1,087                   $2,174.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0675 VACANT                                                   $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $2,174.00           $2.00

VACANT SPACE                              77                   $    0.00           $0.00
                                                               $    0.00           $0.00                $0.00
E0730 ROOF ACCESS ROOM                                         $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $    0.00           $0.00

VACANT SPACE                           1,421                   $2,842.00           $2.00
                                                               $    0.00           $0.00                $0.00
E0735 VACANT                                                   $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $7.87
                                                               $2,842.00           $2.00

VACANT SPACE                          -2,598                   $5,196.00-          $2.00
                                                               $    0.00           $0.00                $0.00
EZ999 EAST TOWER MEASUREMENT VARIANCE                          $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $5,196.00-          $2.00

VACANT SPACE                             163                   $  285.25           $1.75
                                                               $    0.00           $0.00                $0.00
R0000 RETAIL/STORAGE                                           $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $  285.00           $2.00

VACANT SPACE                            -290                   $    0.00           $0.00
                                                               $    0.00           $0.00                $0.00
RZ999 RETAIL MEASUREMENT VARIANCE                              $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                               $    0.00           $0.00



Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
VACANT SPACE

E0675 VACANT




VACANT SPACE

E0730 ROOF ACCESS ROOM




VACANT SPACE

E0735 VACANT




VACANT SPACE

EZ999 EAST TOWER MEASUREMENT VARIANCE




VACANT SPACE

R0000 RETAIL/STORAGE




VACANT SPACE

RZ999 RETAIL MEASUREMENT VARIANCE



   TN00R0-2.0                Rent Roll - December, 1997         Page: 19
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
VACANT SPACE                             777                  $   971.25           $1.25
                                                              $     0.00           $0.00                $0.00
ST017  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $   971.25           $1.25

VACANT SPACE                             284                  $     0.00           $0.00
                                                              $     0.00           $0.00                $0.00
ST0P2  ENGINEERS SHOP                                         $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $     0.00           $0.00

VACANT SPACE                            -342                  $     0.00           $0.00
                                                              $     0.00           $0.00                $0.00
SZ999  STORAGE MEASUREMENT VARIANCE                           $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $     0.00           $0.00

VACANT SPACE                           7,623                  $14,864.85           $1.95
                                                              $     0.00           $0.00                $0.00
W0100  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $14,864.85           $1.95

VACANT SPACE                             176                  $   352.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0301  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $   352.00           $2.00

VACANT SPACE                           3,727                  $ 7,454.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0340  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00                -----
                                                              ----------           -----                $0.00
                                                              $ 7,454.00           $2.00


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
VACANT SPACE

ST017  VACANT




VACANT SPACE

ST0P2  ENGINEERS SHOP




VACANT SPACE

SZ999  STORAGE MEASUREMENT VARIANCE




VACANT SPACE

W0100  VACANT




VACANT SPACE

W0301  VACANT




VACANT SPACE

W0340  VACANT


   TN00R0-2.0                Rent Roll - December, 1997         Page: 20
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
VACANT SPACE                             673                  $ 1,346.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0435  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 1,346.00           $2.00

VACANT SPACE                           3,326                  $ 6,652.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0440  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 6,652.00           $2.00

VACANT SPACE                           3,512                  $ 7,024.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0448  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 7,024.00           $2.00

VACANT SPACE                           2,927                  $ 5,854.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0457  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 5,854.00           $2.00

VACANT SPACE                          13,311                  $26,622.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0500  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $26,622.00           $2.00

VACANT SPACE                           1,005                  $ 2,010.00           $2.00
                                                              $     0.00           $0.00                $0.00
W0895  VACANT                                                 $     0.00           $0.00                $0.00
                                                              $     0.00           $0.00               ------
                                                              ----------          ------                $0.00
                                                              $ 2,010.00           $2.00


Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
VACANT SPACE

W0435  VACANT




VACANT SPACE

W0440  VACANT




VACANT SPACE

W0448  VACANT




VACANT SPACE

W0457  VACANT




VACANT SPACE

W0500  VACANT




VACANT SPACE

W0895  VACANT



   TN00R0-2.0                Rent Roll - December, 1997         Page: 21
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
VACANT SPACE                                934                $    0.00           $0.00
                                                               $    0.00           $0.00                $0.00
WBL03 BUILDING STORAGE                                         $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00                -----
                                                               ---------           -----                $0.00
                                                               $    0.00           $0.00

VACANT SPACE                              4,231                $8,250.45           $1.95
                                                               $    0.00           $0.00                $0.00
WML01 WEST MEZZANINE VACANT                                    $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00                -----
                                                               ---------           -----                $0.00
                                                               $8,250.45           $1.95

VACANT SPACE                             -3,535                $7,070.00-          $2.00
                                                               $    0.00           $0.00                $0.00
WZ999 WEST TOWER MEASUREMENT VARIANC                           $    0.00           $0.00                $0.00
                                                               $    0.00           $0.00                -----
                                                               ---------           -----                $0.00
                                                               $7,070.00-          $2.00



Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========
VACANT SPACE

WBL03 BUILDING STORAGE




VACANT SPACE

WML01 WEST MEZZANINE VACANT




VACANT SPACE

WZ999 WEST TOWER MEASUREMENT VARIANC



   TN00R0-2.0                Rent Roll - December, 1997         Page: 22
                            46 - 9100 WILSHIRE BUILDING         Date: 12-22-97
                                                                Time: 09:14 AM

Building SF - 325,283

                                                                      Base Rent
                                                                      Escalation            Rental
                                                                   Expense Recovery       Abatement  Base/Stop
Tenant Name                                         Commence      Beverly Hills Tax         Starts   Oper. Exp.
Tenant Number                                         Term        Total Rental Rate      # of Months  Prop. Tax
Suite                               Rentable SF    Expiration  Mo. Dollars         $/SF   Mo. Amount    Total
=============                       ===========    ==========  ========================  ===========   ======
          * TOTAL OCCUPIED           240,180                   $384,262.17
                                                               $ 34,662.18
                                                               $  8,394.42
                                                               $  8,617.18
                                                               -----------
                                                               $435,935.95

            * TOTAL VACANT            85,103                   $167,663.80

           *** GRAND TOTAL           325,283                   $551,925.97
                                                               $ 34,662.18
                                                               $  8,394.42
                                                               $  8,617.18
                                                               -----------
                                                               $603,599.75

        NUMBER OF TENANTS                 66



Tenant Name                          -----------  Consumer Price Index / Stepped Rent -----------
Tenant Number                                     Index          - Rates -      - Stepped Amount -
Suite                                 Adj. Date    Type    %     Flr    Cap    $/SF         $'s
=============                         =========    ====  =====   ===    ===    ====      =========


TN02RO                   Rent Roll: Tenant Summary               Page: 23
                        46 - 9100 WILSHIRE BUILDING              Date: 12-22-97
                               December, 1997                    Time: 09:15 AM

Tenant                                             Rentable SF  Monthly Rent
======                                             ===========  ============
2011 CORPORATION G.H. DEVELOPMENT                        1,203      2,216.29
A. T. TRADE, INC.                                        4,222      7,994.25
AEROFLOT                                                 1,160      1,985.56
AM. COMM. FOR SHAARE ZEDEK MS. CHERYL FREIDMAN           1,896      3,347.46
AMERICAN CUSTOM COACHWORKS                               3,433      6,837.86
AMERICAN MARKET EXCHANGE CORP                            1,980      3,850.41
AMPERSAND FILMS/A&A, LLC DBA EVOLVE ENTERTAINMENT        1,907      3,610.86
ANCHOR CLINIC, INC. DRS. BICK & ZIGHELBOIM               2,838      5,952.21
ARDEN REALTY, LIMITED PARTNER                            7,194     13,437.58
BAKER WINOKUR RYDER                                     12,436          0.00
BELLA KALINK                                               605      1,238.44
BOSLEY MEDICAL CENTER                                   32,696     67,220.28
CANTOR AND COMPANY                                       1,799      4,013.98
CARGILE & COMPANY REALTORS                                 798      1,360.64
CENTEK CAPITAL GROUP                                     1,809      3,240.15
DAN  KLORES ASSOCIATES, INC.                             1,557      2,948.14
DR.  CHARLES SADLER                                      3,058      5,946.74
DR.  CYNTHIA CHABAY                                      2,005      4,617.26
DR.  ELLIOT BLINDERMAN                                   1,448      2,741.75
DR.  GERALD MELLS                                        2,228      4,690.77
DR.  ISAAC REGEV                                         1,607      3,454.01
DR.  MARIE SZCZURAK                                      1,015      1,875.13
DR.  RAFIK SARKISSIAN                                    1,778      2,710.38
DR.  STEPHEN B. FIERSTIEN                                4,600      8,977.07
DR.  WILLIAM TANNER                                      1,518      4,533.33
DRS. DEWHIRTS & BROWNSON                                 2,488      5,871.80
ENGINEERING STORAGE AREA                                    32          0.00
FIDELITY NATIONAL TITLE                                  2,190      3,922.56
FINEMAN, NITZBERG & WEST AKA FINEMAN
  WEST & COMPANY LLP                                    10,040     17,683.08
FIRST FEDERAL CREDIT CORP                                    0      3,285.44
FIRST FIDELITY CAPITAL                                   2,000      3,786.95
FRESHMAN MARANTZ                                        17,012     27,961.53
GERNSBACHER & MCGARRIGLE                                 2,777      5,127.10
GOLDEN & GOLDBERG                                        5,042      8,400.10
GRANT & TANI, INC                                        8,298     15,490.67
INVESTORS TITLE COMPANY                                  1,901      3,891.35
JAMAN, KAHN & ASSOC.                                     2,821      5,340.86
JOHN WRIGHT PUBLISHING, INC.                             1,798      3,867.91
K & C GROUP, INC                                         6,573     13,689.01
KLEIN, MANDELBLATT & CO                                  2,298      4,182.36
KOLODNY & ANTEAU                                        13,834     25,486.38
LPG USA, INC.                                            1,865      1,815.43
MAAZDA TRAVEL                                            1,633      3,760.59

TN02RO                  Rent Roll: Tenant Summary                Page:  24
                      46 - 9100 WILSHIRE BUILDING                Date: 12-22-97
                              December, 1997                     Time:  09:15 AM

Tenant                                             Rentable SF   Monthly Rent
======                                             ===========   ============
MAGIC JOHNSON ENTERPRISES                                3,057     6,025.62
MARKETING MIX, INC                                       2,562     4,851.08
MARTIN MANAGEMENT                                        2,805     4,880.56
MCDERMOTT, BOROCZI & SMITHYMAN                           1,187     2,065.32
MNP CORPORATE STAFFING, INC.                             1,827         0.00
MS MAX                                                     826     1,657.71
MSB MANAGEMENT CORP                                      1,770     3,668.48
NEIL KAYE                                                1,867     3,657.73
NORMAN M. DOLIN                                          3,343         0.00
OFFICE OF THE BUILDING                                   1,471         0.00
RICHARD FRAADE/GARY WOLFE RICHARD FRAADE                 2,686     4,737.27
SCHNEIDER, GOLDBERG & YUEN C/O ANU KHANDELWAL           12,088    20,739.70
SOUTHERN CALIFORNIA SAVINGS
  MS. DIANE DEEB - CORPORATE                            17,462    17,865.71
STEVE LERMAN                                             3,594     7,173.24
SUCCESSFUL MARKETING GROUP                               1,618     3,013.96
THE MANAGEMENT GROUP DBA THE MANDEL COMPANY              3,670     6,747.68
UNIVERSAL TRADE AND TOURISM, I                             442       902.73
WARREN ZIDE DBA: HAM & EGGS                              1,517     2,717.14
WEST COAST GROUND SERVICES                               2,743     5,108.40
WILSHIRE PR & ADVERTISING                                1,314     2,891.49
WRITER'S GUILD OF AMERICA                               10,545    14,868.46
VACANT SPACE                                            67,497         0.00

TGOARG/month-end$ 199712                               325,283   435,935.95

                              SCHEDULE OF CONTRACTS





                                     [NONE]



                                   EXHIBIT K
                                  Page 1 of 1